   As filed with the Securities and Exchange Commission on February 22, 2008

                                                             File No. 333-_____

                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)


                                   CGM TRUST

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 859-7714
                        (Area Code and Telephone Number)

              One International Place, Boston, Massachusetts 02110
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)


                              T. John Holton, Esq.
                             Barry N. Hurwitz, Esq.
                             Bingham McCutchen LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

Registrant proposes that this registration statement become effective on March 23, 2008, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                          CGM CAPITAL DEVELOPMENT FUND
                            One International Place
                          Boston, Massachusetts 02110

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [________], 2008

________ __, 2008


Dear Shareholder:

      You are being asked to vote on a proposed reorganization of CGM Capital Development Fund into CGM Focus Fund.

      The Board of Trustees of CGM Capital Development Fund has called a special meeting of shareholders (the "Meeting") for CGM Capital Development Fund to be held on [_________], 2008, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts, at [_____] (Eastern Time) in order to vote on the proposed reorganization.

      The attached Proxy Statement/Prospectus describes the terms of the proposed reorganization between CGM Capital Development Fund and CGM Focus Fund, factors considered by the Board of Trustees of CGM Capital Development Fund in reviewing the proposed reorganization, and certain similarities and differences between the funds.

      After careful consideration, the Board of Trustees of CGM Capital Development Fund recommends that you vote "FOR" the proposed reorganization.

      Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by telephone or over the Internet.

      It is important that your vote be received no later than the time of the Meeting.


Sincerely,

Robert L. Kemp
G. Kenneth Heebner

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON __________ __, 2008

TO THE SHAREHOLDERS OF CGM CAPITAL DEVELOPMENT FUND:

      Please take notice that a Special Meeting of Shareholders of CGM Capital Development Fund will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts on [_________ __], 2008, at [_____], Eastern Time, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization between CGM Capital Development Fund and CGM Focus Fund. Under this Agreement and Plan of Reorganization, CGM Capital Development Fund will transfer all of its assets to CGM Focus Fund in exchange for shares of CGM Focus Fund. Shares of CGM Focus Fund will be distributed to CGM Capital Development Fund shareholders in proportion to their holdings of shares of CGM Capital Development Fund on the closing date of the reorganization. CGM Focus Fund also will assume all of CGM Capital Development Fund's liabilities. CGM Capital Development Fund will then be dissolved.

      2. To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF CGM CAPITAL DEVELOPMENT FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION.

      Shareholders of record as of the close of business on March 17, 2008 are entitled to vote at the Special Meeting and any adjournments or postponements thereof.



                                             By Order of the Board of Trustees,


                                             Leslie A. Lake
                                             Secretary

Boston, Massachusetts
__________ __, 2008


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD OR FOLLOW THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

                                    COMBINED

                               PROXY STATEMENT OF

                          CGM CAPITAL DEVELOPMENT FUND


                                      AND

                                 PROSPECTUS FOR

                                 CGM FOCUS FUND
                            (A SERIES OF CGM TRUST)


               (EACH, A "CGM FUND" AND TOGETHER, THE "CGM FUNDS")


             The address and telephone number of each CGM Fund is:

                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-598-0794


         SHARES OF THE CGM FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC HAS NOT PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN EITHER CGM FUND (EACH SOMETIMES REFERRED TO HEREIN AS A "FUND") IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

                                                                           PAGE

INTRODUCTION .............................................................

PROPOSAL 1 - TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND ..................

COMPARISON OF CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND ............

    Comparison of Principal Risks of Investing in the CGM Funds ..........
    Comparison of the CGM Funds' Fees and Expenses .......................
    Comparison of Each CGM Fund's Performance ............................
    Declarations of Trust ................................................

CAPITALIZATION ...........................................................

THE REORGANIZATION .......................................................

    Overview .............................................................
    Reasons for the Proposed Reorganization and Board Considerations .....
    Board's Evaluation and Recommendation ................................

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION ........................

TAX STATUS OF THE REORGANIZATION .........................................

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION ................

    Tax Capital Loss Carryforwards .......................................
    Portfolio Securities .................................................

VOTING INFORMATION .......................................................

ADDITIONAL INFORMATION ABOUT THE CGM FUNDS ...............................

    Investment Adviser ...................................................
    Transfer Agent .......................................................
    Disclosure of Portfolio Holdings .....................................
    Pricing of Shares ....................................................
    Distribution (12b-1) Plans ...........................................
    How to Purchase Shares ...............................................
    Shareholder Services .................................................
    How to Sell Shares ...................................................
    Telephone Transactions ...............................................
    Dividends and Capital Gains ..........................................
    Taxes ................................................................

FINANCIAL HIGHLIGHTS REGARDING CGM FOCUS FUND ............................

INFORMATION CONCERNING THE MEETING .......................................

    Solicitation of Proxies ..............................................
    Revoking Proxies .....................................................
    Outstanding Shares ...................................................
    Other Business .......................................................
    Adjournments .........................................................
    Telephone and Internet Voting ........................................
    Shareholders' Proposals ..............................................

OWNERSHIP OF SHARES OF THE CGM FUNDS .....................................

EXPERTS ..................................................................

AVAILABLE INFORMATION ....................................................

EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ................

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH CGM FUND'S
PERFORMANCE ..............................................................

                                  INTRODUCTION

      This combined proxy statement/prospectus, dated _________ ___, 2008 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of CGM Capital Development Fund in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of proxies to be used at a special meeting of the shareholders of CGM Capital Development Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street Boston, Massachusetts on ___________ ___, 2008 at [___], Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of CGM Capital Development Fund on or about __________ ___, 2008.

      The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization (the "Reorganization") of CGM Capital Development Fund into CGM Focus Fund, a non-diversified open-end investment management company. Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

      Additional information about each CGM Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

-------------------------------------------------------------------------------
WHERE TO GET MORE INFORMATION
-------------------------------------------------------------------------------

Each CGM Fund's current prospectus,       On file with the SEC
and any applicable supplements.           (http://www.sec.gov) and available at
                                          no charge by calling our toll-free
                                          number: 1-800-598-0794 or writing to
                                          us at: 38 Newbury Street, 8th Floor,
                                          Boston, MA 02116. Prospectus also
                                          available on CGM Funds' website
                                          (http://www.cgmfunds.com).

Each CGM Fund's current statement of      On file with the SEC
additional information, and any           (http://www.sec.gov) and available at
applicable supplements.                   no charge by calling our toll-free
                                          number: 1-800-598-0794 or writing to
                                          us at: 38 Newbury Street, 8th Fl,
                                          Boston, MA 02116.

Each CGM Fund's most recent annual        On file with the SEC
report to shareholders.                   (http://www.sec.gov) and available at
                                          no charge by calling our toll-free
                                          number: 1-800-598-0794 or writing to
                                          us at: 38 Newbury Street, 8th Fl,
                                          Boston, MA 02116. See "Available
                                          Information."
-------------------------------------------------------------------------------
A statement of additional information     On file with the SEC
for this Proxy Statement/Prospectus       (http://www.sec.gov) and available at
(the "SAI"), dated _________ __, 2008.    no charge by calling our toll-free
It contains additional information        number: 1-800-598-0794 or writing to
about the CGM Funds.                      us at: 38 Newbury Street, 8th Fl,
                                          Boston, MA 02116. The SAI is
                                          incorporated by reference into this
                                          Proxy Statement/Prospectus.
-------------------------------------------------------------------------------
To ask questions about this Proxy         Call our toll-free telephone number:
Statement/Prospectus.                     1-800-598-0794.
-------------------------------------------------------------------------------

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about CGM Focus Fund that a prospective investor should know before investing.

     THE DATE OF THIS PROXY STATEMENT/PROSPECTUS IS ___________ ___, 2008.

HOW WILL THE REORGANIZATION WORK?

      o CGM Capital Development Fund will transfer all of its assets to CGM Focus Fund, and CGM Focus Fund will assume all of CGM Capital Development Fund's liabilities.

      o Shares of CGM Focus Fund will be distributed to CGM Capital Development Fund shareholders in proportion to their CGM Capital Development Fund shareholdings on the closing date of the Reorganization (the "Closing Date"). Right after this distribution, shareholders of CGM Capital Development Fund will hold shares of CGM Focus Fund with the same aggregate net asset value as their CGM Capital Development Fund shareholdings right before the Reorganization.

      o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

      o CGM Capital Development Fund will be dissolved after the Closing Date.

      o The Reorganization is intended not to result in income, gain or loss being recognized for federal income tax purposes by either CGM Fund or its shareholders.

      o The Reorganization will occur only if it is approved by the shareholders of CGM Capital Development Fund.

WHY DO THE CGM CAPITAL DEVELOPMENT FUND'S TRUSTEES RECOMMEND THE REORGANIZATION?

      In recommending the Reorganization, the Board of Trustees of the CGM Capital Development Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, Capital Growth Management Limited Partnership, the CGM Funds' investment adviser ("CGM"), or any other fund managed by CGM (the "Independent Trustees"), has determined that the Reorganization is in the best interest of the CGM Capital Development Fund and will not dilute the interests of shareholders of the CGM Capital Development Fund. In recommending that shareholders vote to approve the proposed reorganization of CGM Capital Development Fund into CGM Focus Fund, the Trustees considered the investment objectives, strategies, policies and risks of each of the CGM Funds, as well as a number of other factors, including the following:

      o Both CGM Funds are open-end mutual funds managed by the same portfolio manager, Ken Heebner. The Board noted that after the Reorganization current CGM Capital Development Fund shareholders would continue to benefit from Mr. Heebner's skill, distinctive investing style, and vast investment management experience.

      o Given current market conditions, the investment strategy of CGM Focus Fund may provide a more successful approach to achieving CGM Capital Development Fund's investment objective of capital appreciation. In particular, the CGM Focus Fund has flexibility to sell securities short and maintain significant positions in petroleum and natural gas industries that the CGM Capital Development Fund lacks. While this flexibility involves additional risks, it may also help the CGM Focus Fund perform in volatile markets.

      o The Reorganization would allow shareholders of CGM Capital Development Fund, which has been closed to new investors since 1993 and has experienced net redemptions in recent years, to benefit from potential economies of scale as shareholders of a considerably larger fund. Further, the combined fund may be better positioned to implement its investment strategies and realize its investment objective than a closed fund with a relatively small level of assets.

      o CGM Focus Fund has out-performed CGM Capital Development Fund for the one-year, three-year, five-year and ten-year periods ended December 31, 2007.

      o The expense ratio for the combined fund (excluding interest and dividends on short positions) is expected to be lower than that of CGM Capital Development Fund. The pro forma expense ratio for the combined fund is anticipated to be 0.99% (exclusive of interest and dividends from short positions), while the expense ratio for CGM Capital Development Fund for the year ended December 31, 2007 was 1.09%. However, taking into account interest and dividends on short positions, the pro forma expense ratio for the combined fund is anticipated to be 1.23%. While interest and dividends on short positions are considered expenses for financial reporting purposes, it may be helpful to exclude them when comparing the expense ratios of the CGM Funds because they may be considered more similar to transaction costs, since they are only incurred in connection with short sales.

      o Each CGM Fund's management fee varies based on the level of the Fund's assets. For the year ended December 31, 2007, CGM Capital Development Fund paid management fees at a rate of 1.0% of average daily net assets, which is higher than the management fee of 0.92% of average daily net assets that was paid by CGM Focus Fund for that year. This lower rate reflects the larger size of the CGM Focus Fund.

      o There is limited overlap in the portfolio securities held by each CGM Fund, but the Board has been advised by CGM that any steps taken to dispose of any portfolio securities after the Reorganization would be accomplished while continuing to manage CGM Focus Fund in the ordinary course. The Board considered that the disposition of securities following the Reorganization could result in capital gains and brokerage expenses for the combined fund.

      o The rights of shareholders of each of the CGM Funds are substantially identical.

      o CGM has agreed to bear all of the out-of-pocket costs of the Reorganization incurred by the CGM Funds.

      o The transaction is expected to be treated as a "tax-free" reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not result in a sale of your CGM Capital Development Fund shares that is taxable under the Code.

After careful consideration, the CGM Capital Development Fund Board recommends that you vote FOR the Reorganization.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND?

      CGM Capital Development Fund is a diversified open-end investment company that primarily invests in the equity securities of small and medium-sized companies with market capitalizations of over $100 million. The Fund may invest up to 25% of its assets in a given industry.

      CGM Focus Fund, on the other hand, is a non-diversified open-end investment company and, therefore, may invest in a smaller number of companies and/or in a more limited number of industry sectors than CGM Capital Development Fund. CGM Focus Fund may invest in companies of all sizes and, unlike CGM Capital Development Fund, does not invest primarily in small and medium-sized companies. CGM Focus Fund has the ability to invest in equity, debt and fixed-income securities and may use a variety of investment techniques, including short selling, designed to capitalize on declines in the market prices of equity securities or declines in market indexes. In addition, under certain circumstances CGM Focus Fund may invest up to 70% of its assets in the crude petroleum and natural gas industry and the petroleum refining industry. CGM Focus Fund's ability to employ a greater variety of investment techniques and to invest in a more concentrated manner could be beneficial at times, but could also expose CGM Focus Fund to risks that do not apply, or apply to a lesser degree, to CGM Capital Development Fund.

      Please see "PROPOSAL 1 - TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND" for a more detailed description of each CGM Fund's investment strategies, investment policies and principal investment risks.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

      As a condition to the closing of the Reorganization, the CGM Funds must receive an opinion of Bingham McCutchen LLP, legal counsel to the CGM Funds, to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor CGM Capital Development Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the CGM Focus Fund shares that you receive will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. However, in accordance with the CGM Funds' policy that each CGM Fund distribute its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), CGM Capital Development Fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution will be taxable to CGM Capital Development Fund shareholders.

WHO BEARS THE EXPENSES ASSOCIATED WITH THE REORGANIZATION?

      CGM has agreed to pay the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization as well as all legal, accounting and other out-of-pocket costs incurred by the CGM Funds in connection with the Reorganization.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

      If the required approval of shareholders of CGM Capital Development Fund is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If the Reorganization ultimately is not approved, CGM Capital Development Fund will continue to engage in business as a separate mutual fund, and the Board will consider what further action may be appropriate. You will remain a shareholder of CGM Capital Development Fund.

WHO IS ELIGIBLE TO VOTE?

      Shareholders of record at the close of business on March 17, 2008 are entitled to attend and vote at the meeting and any adjournments or postponements thereof. Each share is entitled to one vote.

HOW WILL PROXIES BE VOTED?

      Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1 - TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
                                      BETWEEN CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND

                                   COMPARISON OF CGM CAPITAL DEVELOPMENT FUND AND CGM FOCUS FUND

      Both CGM Capital Development Fund and CGM Focus Fund have the same portfolio manager. In addition, both CGM Funds have similar investment objectives, investment strategies, investment policies, and related risks. The tables below provide a comparison of the two Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                   CGM CAPITAL DEVELOPMENT FUND                                       CGM FOCUS FUND
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS              A diversified open-end investment management company       A non-diversified open-end investment management
                      organized as a Massachusetts business trust.               company organized as a Massachusetts business
                                                                                 trust.
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (AS OF     $536 million                                               $5.54 billion
DEC. 31, 2007)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER    Investment Adviser:                                        Investment Adviser:
AND PORTFOLIO         Capital Growth Management Limited Partnership  ("CGM").    Same as CGM Capital Development Fund.
MANAGER
                      --------------------------------------------------------------------------------------------------------------
                      Portfolio Manager:                                         Portfolio Manager:

                      Mr. Ken Heebner has been the portfolio manager of the      Same as CGM Capital Development Fund, except that
                      Fund or its predecessor since 1976. In 1990, Mr.           Mr. Heebner has managed CGM Focus Fund since its
                      Heebner founded CGM with Mr. Robert L. Kemp. Prior to      inception in 1997.
                      establishing CGM, Mr. Heebner managed mutual fund
                      portfolios at Loomis, Sayles & Company, Incorporated. In
                      addition to the Fund, he currently manages other mutual
                      funds and accounts for which CGM serves as adviser. The
                      Fund's statement of additional information provides
                      additional information about Mr. Heebner's compensation,
                      the other funds and accounts he manages and his ownership
                      of Fund securities.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Fund's investment objective is long-term capital       The Fund's investment objective is long-term
                      appreciation.                                              growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY INVESTMENTS   The Fund seeks to attain its objective by investing in     The Fund is non-diversified and intends to pursue
                      the equity securities of a relatively small but            its objective by focusing on equity investments in
                      diverse group of companies and industries. The Fund        a smaller number of companies, and/or in a more
                      may invest in companies of all sizes, but primarily        limited number of sectors (clusters of related
                      invests in small- and medium-sized companies with          industries), than diversified mutual funds. The
                      market capitalizations of over $100 million. Under         Fund typically invests in the securities of
                      normal circumstances the Fund invests substantially        between 20 to 100 companies at any one time. The
                      all of its assets in common stocks.                        Fund is flexibly managed, with the ability to
                                                                                 invest in equity, debt and fixed-income
                      The Fund may invest in many types of companies. In         securities, in different industry sectors and in
                      general, these companies include: companies with           foreign issuers. The Fund may invest in companies
                      records of above-average growth and promise of             regardless of the size of their market
                      maintaining their industry leadership positions;           capitalization, but primarily invests in companies
                      companies likely to benefit from internal                  with market capitalizations of at least $100
                      revitalization or innovations, changes in consumer         million. The investment manager invests both in
                      demand, or basic economic forces; and companies with       companies that are attractively valued and that
                      good management. The Fund may invest 25% in a given        have the potential for growth. The Fund may invest
                      industry.                                                  in debt and fixed income securities of any
                                                                                 maturity and any grade.
                      The Fund may invest in the stocks of foreign issuers
                      directly or indirectly through depositary receipts         The Fund may use a variety of investment
                      (receipts representing the right to receive the            techniques designed to capitalize on declines in
                      securities of foreign issuers deposited in a U.S. bank     the market prices of equity securities or declines
                      or a U.S. branch of a foreign bank).                       in market indexes. For example, the Fund may
                                                                                 establish short positions in specific securities
                                                                                 or stock indices through short sales. The Fund may
                                                                                 engage in short sales when the investment manager
                                                                                 anticipates a decline in the market price of a
                                                                                 security.

                                                                                 If the aggregate market capitalization of the
                                                                                 companies comprising the Energy sector of the
                                                                                 Standard & Poor's 500 Index (the "S&P 500 Index")
                                                                                 represents 9% or more of the aggregate market
                                                                                 capitalization of the companies included in the
                                                                                 S&P 500 Index, the Fund may invest up to 70% of
                                                                                 its assets in the crude petroleum and natural gas
                                                                                 industry and the petroleum refining industry.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT            Rather than following a particular style, the Fund's       Same as CGM Capital Development Fund.
STRATEGIES            investment manager employs a flexible approach and
                      seeks to take advantage of opportunities as they arise.
                      In making an investment decision, the Fund's investment
                      manager will generally employ the following method:

                      o it uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment;

                      o it then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued; and

                      o the investment manager will sell a security if it
                      determines that its investment expectations are not being
                      met, better opportunities are available, or its price
                      objective has been attained.
------------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES       The Fund may invest in debt and fixed-income securities,   While the Fund expects to invest primarily in
                      which may include mortgage-backed and asset-backed         equity securities, the Fund may invest in debt and
                      securities, when the investment manager deems a more       fixed income securities of any maturity and any
                      defensive strategy appropriate either because of           grade.
                      economic conditions or excessive common stock valuations.
------------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT AND   The Fund may also depart from its investment               Same as CGM Capital Development Fund.
TEMPORARY             strategies by taking temporary defensive positions in
INVESTMENTS           response to adverse market, economic or political
                      conditions. When doing so, the Fund may hold a
                      substantial portion of its assets in cash or investment
                      grade fixed-income securities and may not be pursuing its
                      investment objective.
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING    Although the Fund's investment objective is long-term      The Fund's objective is long-term growth of
                      capital appreciation, it has experienced a high            capital. The Fund will, however, sell any
                      percentage of portfolio turnover and frequently sells      particular security and reinvest proceeds when it
                      securities to respond to changes in market, industry       is deemed prudent by the Fund's investment
                      or individual company conditions or outlook, even          manager, regardless of the length of the holding
                      though it may only have held those securities for a        period. Frequent trading involves higher
                      short period. Frequent trading involves higher             securities transaction costs which may adversely
                      securities transaction costs which may adversely           affect the Fund's performance. To the extent that
                      affect the Fund's performance. To the extent that this     this policy results in the realization of gains on
                      policy results in the realization of gains on              investments, the Fund will make distributions to
                      investments, the Fund will make distributions to its       its shareholders. These distributions will
                      shareholders. These distributions will generally be        generally be subject to taxes.
                      subject to taxes.
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO             The Fund's annual portfolio turnover rate will vary        Same as CGM Capital Development Fund.
TURNOVER              based on many factors and has historically exceeded
                      100%.                                                      The Fund's investments in short sales and options
                                                                                 and futures contracts that mature in less than one
                                                                                 year are excluded for purposes of computing the
                                                                                 Fund's portfolio turnover.

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES           The Fund may not invest in currency futures,               The Fund may invest in a variety of derivative
                      currencies, or derivatives.                                instruments, including options, financial futures
                                                                                 contracts and options on futures. Further, the
                                                                                 Fund may seek to profit from changes in currency
                                                                                 exchange rates using currency futures contracts,
                                                                                 currency forward contracts and other derivatives.
                                                                                 Derivatives are financial contracts whose value
                                                                                 depends on, or is derived from, the value of an
                                                                                 underlying asset, reference rate or index.

------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL           SENIOR SECURITIES:  The Fund may not issue any senior      SENIOR SECURITIES:  Same as CGM Capital Development
INVESTMENT POLICIES   securities, except as it may be permitted by the terms     Fund.
                      of any exemptive order or similar rule issued by the
                      Securities and Exchange Commission (the "SEC") relating
                      to multiple classes of shares of beneficial interest of
                      the Fund, and provided further that collateral
                      arrangements with respect to forward contracts, futures
                      contracts, short sales or options, including deposits of
                      initial and variation margin, shall not be considered to
                      be the issuance of a senior security for the purposes of
                      this restriction.

                      UNDERWRITING:  The Fund may not underwrite the             UNDERWRITING: The Fund may not act as an
                      distribution of securities issued by others.               underwriter of securities issued by other persons,
                                                                                 except insofar as the Fund may be deemed an
                                                                                 underwriter in connection with the disposition of
                                                                                 securities.

                      REAL ESTATE, COMMODITIES, ETC.  The Fund may not           REAL ESTATE, COMMODITIES, ETC.  The Fund may not
                      invest in oil, gas or other mineral leases, rights or      purchase or sell real estate, except that the Fund
                      royalty contracts or in real estate, commodities or        may invest in securities of companies that deal in
                      commodity contracts.                                       real estate or are engaged in the real estate
                                                                                 business, including real estate investment trusts,
                                                                                 and securities secured by real estate or interests
                                                                                 therein and the Fund may hold and sell real estate
                                                                                 acquired as a result of the Fund's ownership of
                                                                                 such securities. The Fund may not purchase or sell
                                                                                 commodities or commodity futures contracts, except
                                                                                 that the Fund may invest in financial futures
                                                                                 contracts, options thereon and similar
                                                                                 instruments.

                      LENDING:  The Fund may not make loans to other             LENDING: The Fund may not make loans to other
                      persons, except by the purchase of bonds or other          persons except (a) through the lending of
                      obligations constituting part of an issue and short        securities held by it, (b) through the use of
                      term obligations which are well protected (i.e.,           repurchase agreements, and (c) by the purchase of
                      creditworthy) in the opinion of management. (For           debt securities in accordance with its investment
                      purposes of this investment restriction, neither (i)       policies.
                      entering into repurchase agreements nor (ii) the
                      purchase of bonds, debentures, commercial paper,
                      corporate notes and similar evidences of indebtedness,
                      which are part of an issue to the public, is
                      considered the making of a loan).

                      BORROWING MONEY: The Fund may not borrow money in excess   BORROWING MONEY: The Fund may not borrow money,
                      of 10% of its total assets (taken at cost) or 5% of its    except that it may borrow from banks in an amount
                      total assets (taken at current value), whichever is        not to exceed 1/3 of the value of its total assets
                      lower, nor borrow any money except as a temporary          and may borrow for temporary purposes from
                      measure for extraordinary or emergency purposes.           entities other than banks in an amount not to
                                                                                 exceed 5% of the value of its total assets.

                      DIVERSIFICATION:  The Fund may not with respect to 75%     DIVERSIFICATION: The Fund is a non-diversified
                      of its total assets, purchase more than 10% of the         fund. A non-diversified fund is not subject to the
                      outstanding voting securities of any one issuer or         limitations described in the column to the left.
                      invest more than 5% of the value of its total assets       Therefore, a non-diversified fund can invest a
                      in the securities of one issuer, except the U.S.           greater portion of its assets in a single issuer
                      Government, its agencies and instrumentalities.            or a limited number of issuers than may a
                                                                                 diversified fund. In this regard, a
                                                                                 non-diversified fund may be subject to greater
                                                                                 risk than a diversified fund.

                      CONCENTRATION: The Fund may not purchase any security      CONCENTRATION: The Fund may not purchase any
                      (other than U.S. Government obligations) if, as a          securities which would cause more than 25% of the
                      result, more than 25% of the Fund's total assets           market value of its total assets at the time of
                      (taken at current value) would then be invested in any     such purchase to be invested in the securities of
                      one industry.                                              one or more issuers having their principal
                                                                                 business activities in the same industry, provided
                                                                                 that:

                                                                                     (a) there is no limit with respect to
                                                                                     investments in the securities issued by the
                                                                                     U.S. Government, its agencies and
                                                                                     instrumentalities, and

                                                                                     (b) if at the time of any purchase of
                                                                                     securities by the Fund, the aggregate market
                                                                                     capitalization of the companies comprising the
                                                                                     Energy sector of the S&P 500 Index or any
                                                                                     successor sector as determined by the Board of
                                                                                     Trustees represents 9% or more of the
                                                                                     aggregate market capitalization of the
                                                                                     companies included in the S&P 500 Index or any
                                                                                     successor index as determined by the Board of
                                                                                     Trustees, both (i) the Fund may invest up to
                                                                                     35% of the market value of its total assets at
                                                                                     the time of such purchase in the securities of
                                                                                     one or more issuers having their principal
                                                                                     business activities in the crude petroleum and
                                                                                     natural gas industry or any successor industry
                                                                                     classification as reasonably determined by the
                                                                                     Board of Trustees; and (ii) the Fund may
                                                                                     invest up to an additional 35% of the market
                                                                                     value of its total assets at the time of such
                                                                                     purchase in the securities of one or more
                                                                                     issuers having their principal business
                                                                                     activities in the petroleum refining industry
                                                                                     or any successor industry classification as
                                                                                     reasonably determined by the Board of
                                                                                     Trustees.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                    FEES AND EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES      The Fund sells its shares directly to eligible investors      Same as CGM Capital Development Fund.
AND FEES           without any sales loads.  Shares of the Fund are not
                   subject to distribution (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES    The Fund's management agreement provides for a fee at         Same as CGM Capital Development Fund, except that
                   the annual rate of 1.00% on the first $500 million of the     the fee accrues at 0.90% per annum on assets in
                   Fund's average daily net assets, 0.95% of the next            excess of $1 billion.
                   $500 million and 0.80% of such assets in excess of $1
                   billion.

                   For the fiscal year ended December 31, 2007, the Fund         For the fiscal year ended December 31, 2007, the
                   management paid 1.0% of its average daily net assets in       Fund paid 0.92% of its average daily net assets in
                   fees to CGM.                                                  management fees to CGM.


                   A discussion regarding the basis for the Board of             A discussion regarding the basis for the Board of
                   Trustees' approval of the Fund's investment management        Trustees' approval of the Fund's investment
                   agreement with CGM is available in the Fund's semi-annual     management agreement with CGM is available in the
                   report for the period ending June 30, 2007.                   Fund's semi-annual report for the period ending
                                                                                 June 30, 2007.

------------------------------------------------------------------------------------------------------------------------------------
EXPENSES           For a comparison of the gross and net expenses of both CGM Funds, please see the fee tables in the "The CGM
                   Funds' Fees and Expenses" section starting on page __.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                         BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                           CGM CAPITAL DEVELOPMENT FUND                                       CGM FOCUS FUND
------------------------------------------------------------------------------------------------------------------------------------
BUYING SHARES    You may make a purchase of Fund shares in a new regular account or retirement     Same as CGM Capital Development
                 plan account by submitting a completed application form and check, made payable   Fund.
                 to the Fund, to Boston Financial Data Services, Inc., the CGM Funds' transfer agent.
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM          The minimum initial investment is $2,500 for regular accounts and $1,000 for      Same as CGM Capital Development
INITIAL          retirement plans and accounts set up under the Uniform Gifts to Minors Act        Fund.
INVESTMENT       (UGMA) or the Uniform Transfers to Minors Act (UTMA).
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM          There is no maximum purchase for Fund shares.                                     Same as CGM Capital Development
PURCHASE                                                                                           Fund.
AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGING       You may exchange your shares of the Fund for shares of certain other CGM Funds.   Same as CGM Capital Development
SHARES           All exchanges are free of charge, except exchanges of all shares from a CGM       Fund.
                 Retirement Plan account, which will incur an account close-out fee (currently
                 $5). You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.

                 Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.

                 The Fund limits the number of exchanges you can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year.
                 The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.

                 The Fund may terminate or change the terms of the exchange privilege at any time.
------------------------------------------------------------------------------------------------------------------------------------
SELLING          You can sell (redeem) all or part of your shares in the Fund in three different   Same as CGM Capital Development
SHARES           ways:                                                                             Fund.

                 o by sending a written request for a check or wire representing the redemption proceeds;
                 o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to you at your address of record, which has not changed in the prior 60 days); or
                 o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

                 The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation) prior to the close of the
                 New York Stock Exchange, normally 4 p.m., Eastern time.
------------------------------------------------------------------------------------------------------------------------------------
NET              The share price or "net asset value" per share of the Fund is computed daily      Same as CGM Capital Development
ASSET            by dividing the total value of the investments and other assets of the Fund,      Fund.
VALUE            less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time)
                 on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. Equity securities are generally valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees. For equity securities that are traded on an exchange, the market value is usually the closing sale or official closing price on that exchange.
                 However, for securities traded on non-U.S. exchanges, this closing sale or official closing price may be adjusted to reflect its value as of the close of regular trading on the New York Stock Exchange. During the 12 months following the date of this Proxy Statement/Prospectus, the New York Stock Exchange is
                 currently expected to be closed on the following holidays:  Presidents' Day,
                 Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,
                 Christmas, New Year's Day and Martin Luther King, Jr. Day. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of
                 Trustees which generally require the Fund to fair value its portfolio securities when (i) a significant event occurs and (ii) market quotations are unavailable, invalid or unreliable.
------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE CGM FUNDS

      Because each CGM Fund has a similar investment objective, similar investment strategies and the same portfolio manager, many of the principal risks of investing in the Funds are similar. However, it is possible that the risks of investing in each CGM Fund may differ in some ways. You could lose money on your investment in either CGM Fund and each CGM Fund may not perform as well as other investments.

      The following summarizes the principal risks of investing in both of the CGM Funds:

      MARKET RISK. Because each CGM Fund invests primarily in equity securities, each Fund is subject to market risk. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of a CGM Fund's shares will change daily as the value of its underlying securities changes. This means that your CGM Fund shares may be worth more or less when you sell them than when you bought them, i.e., you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market. Historically, equity securities have been more volatile than debt or fixed-income securities.

      SMALL AND MEDIUM CAPITALIZATION COMPANIES. Both CGM Funds may invest in small and medium capitalization companies. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium cap companies. Investments in small and medium cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of small and medium cap companies rise and fall based on investor perception rather than economics. Securities of small and medium cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small and medium cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

      FOREIGN ISSUERS. Each CGM Fund may invest a portion of its assets in foreign issuers. Each Fund may invest in these issuers directly or indirectly through depositary receipts (receipts representing the right to receive the securities of foreign issuers deposited in U.S. banks or a U.S. branch of a foreign bank). Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

      DEBT AND FIXED-INCOME SECURITIES. While each CGM Fund expects to invest primarily in equity securities, each Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of increases in market rates of interest). Call provisions may allow the issuer to repay the debt before it matures. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Increases in interest rates may lead to a slower than expected rate of principal prepayments, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. A Fund may not be able to reinvest that principal at attractive rates.

      CONVERTIBLE SECURITIES. Each CGM Fund may invest in convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. As is the case with other debt securities, call provisions may allow the issuer to repay the debt before it matures.

      DIVERSIFICATION. CGM Focus Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. CGM Capital Development Fund, although diversified, takes a focused approach to investing. Both Funds generally take larger positions in a smaller number of companies than more diversified funds. Therefore, a change in the value of one of either Fund's holdings is likely to have a greater effect on that Fund's overall performance than would be the case for a more diversified fund.

      The risks set forth below are additional principal risks of the CGM Focus Fund. These risks may not apply to the CGM Capital Development Fund.

      SECTOR RISK. CGM Focus Fund's investment in any given sector exposes the Fund to that sector's risks. The Fund's performance could be negatively affected if it invests heavily in a sector that performs poorly. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile.

      CRUDE PETROLEUM AND NATURAL GAS INDUSTRIES. Under certain circumstances, CGM Focus Fund may invest up to 70% of its assets in the crude petroleum and natural gas industry and the petroleum refining industry. If the Fund makes significant investments in these industries, the Fund's performance would be closely linked to their performance. Thus, poor performance of companies in these industries or the occurrence of events that adversely affect these industries could have a significant adverse effect on the Fund.

      SHORT SALES. CGM Focus Fund's use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund's potential loss from an uncovered short position in an equity security or stock index resulting from a short sale or the sale of a futures contract is unlimited. The Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

      BORROWING. CGM Focus Fund may borrow money in order to increase its holdings of portfolio securities. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund's portfolio on the Fund's net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

      LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds," are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities may not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.

      OPTIONS, FUTURES, FORWARDS AND OTHER DERIVATIVES. If CGM Focus Fund invests in derivatives (including options, futures contracts and forward contracts), these investments can disproportionately increase losses when stock prices and currency exchange rates are changing. The Fund may not fully benefit from, or may lose money on, derivatives if the Fund's investment manager fails to accurately predict changes in their value. In particular, futures contracts, forward contracts and other derivatives linked to currency exchange rates subject the Fund to risks of changes in these rates.

      Certain forward contracts and other over-the-counter derivatives are not traded on regulated exchanges or contract markets so that many of the protections afforded to exchange participants do not apply to these transactions. Furthermore, there may be no liquid secondary market in the trading of forwards and other over-the-counter contracts, and the Fund could be required to retain forward contracts until exercise, expiration or maturity. This could limit the Fund's ability to profit from open positions or to reduce losses experienced. Finally, forwards and over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will, therefore, be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

COMPARISON OF THE CGM FUNDS' FEES AND EXPENSES

      Shareholders of both CGM Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each CGM Fund. The expenses in the tables appearing below are based on (i) for CGM Capital Development Fund, its expenses for the twelve-month period ended December 31, 2007, and (ii) for CGM Focus Fund, its expenses for the twelve-month period ended December 31, 2007. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2007.

     =========================================================================================================================
                                                      CGM CAPITAL               CGM FOCUS                  COMBINED
                                                   DEVELOPMENT FUND             FUND (12                CGM FOCUS FUND
                                                   (12 MONTHS ENDED       MONTHS ENDED DECEMBER   (PRO FORMA 12 MONTHS ENDED
                                                  DECEMBER 31, 2007)            31, 2007)             DECEMBER 31, 2007)
                                                  ------------------      ---------------------    --------------------------

     SHAREHOLDER TRANSACTION FEES
        (FEES PAID DIRECTLY FROM YOUR
        INVESTMENT)
     Maximum sales charge (load) imposed on
         purchases                                       None                     None                       None
     Maximum sales charge (load) imposed on
         reinvested dividends                            None                     None                       None
     Redemption fee*                                     None                     None                       None
     Exchange fee                                        None                     None                       None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES
         DEDUCTED FROM FUND ASSETS) AS A % OF
         AVERAGE DAILY NET ASSETS
     Management Fees                                    1.00%                    0.92%                      0.92%
     Distribution (12b-1) Fees                           None                     None                       None
     Other Expenses                                     0.09%                    0.35%**                    0.31%**
     Total Annual Fund Operating Expenses               1.09%                    1.27%**                    1.23%**
     =========================================================================================================================

 * A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.
   Certain account fees are applicable to CGM Retirement Plans.

** Including expenses for dividends on short positions of 0.28% and 0.24%, respectively.

The hypothetical examples below are intended to help you compare the cost of investing in each CGM Fund with the cost of investing in other mutual funds. They assume that: (a) you invest $10,000 in each CGM Fund for the time periods indicated, (b) you redeem your shares at the end of each period, (c) your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of either Fund's future performance), and
(d) each CGM Fund's operating expenses remain the same. Pro forma expenses are included assuming a Reorganization with CGM Capital Development Fund and CGM Focus Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   COMBINED
NUMBER OF YEARS             CGM CAPITAL                         CGM FOCUS FUND*
YOU OWN YOUR SHARES       DEVELOPMENT FUND   CGM FOCUS FUND*      (PRO FORMA)
-------------------       ----------------   ---------------      -----------

   1 Year.............         $  111            $  129             $  125
   3 Years............         $  347            $  403             $  390
   5 Years............         $  601            $  697             $  676
   10 Years...........         $1,329            $1,534             $1,489

* Includes expenses related to short sales activity.


COMPARISON OF EACH CGM FUND'S PERFORMANCE

The bar charts and tables that follow show each CGM Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in each Fund.

The bar charts show how each Fund's performance has varied from year to year. The tables compare each Fund's performance over time for the periods indicated to that of the Standard and Poor's 500 Composite Index (the "S&P 500 Index"), a widely recognized unmanaged index of common stock prices. Both the bar charts and the tables assume reinvestment of dividends and distributions.

With respect to the CGM Focus Fund, the investment manager voluntarily agreed to waive part or all of its management fees and bear certain expenses associated with operating the Fund, when necessary, from inception (September 3, 1997) through December 31, 2001. Without the fee waivers and reimbursements the Fund's total returns for the years 2001, 2000, 1999 and 1998 and the Fund's average annual total returns for the ten-year period ended December 31, 2007 would have been lower.

The Funds' past performance, before and after taxes, does not indicate how the Funds will perform in the future.

                 CGM CAPITAL DEVELOPMENT FUND'S ANNUAL RETURNS*
                           (YEARS ENDED DECEMBER 31)

        1998     8.5%
               -----------------------
        1999     7.7%
               -----------------------
        2000    (3.8)%
               -----------------------
        2001   (23.5)%
               -----------------------
        2002   (20.8)%
               -----------------------
        2003    55.1%
               -----------------------
        2004    18.2%
               -----------------------
        2005    25.3%
               -----------------------
        2006     6.3%
               -----------------------
        2007    28.3%
               -----------------------

------------------

* During the ten-year period shown in the bar chart, the highest quarterly return was 29.4% for the quarter ended December 31, 1998, and the lowest quarterly return was (21.7)% for the quarter ended September 30, 1998.

                        CGM FOCUS FUND'S ANNUAL RETURNS*
                           (YEARS ENDED DECEMBER 31)

        1998     3.5%
               -----------------------
        1999     8.5%
               -----------------------
        2000    53.9%
               -----------------------
        2001    47.7%
               -----------------------
        2002   (17.8)%
               -----------------------
        2003    66.5%
               -----------------------
        2004    12.4%
               -----------------------
        2005    25.2%
               -----------------------
        2006    15.0%
               -----------------------
        2007    80.0%
               -----------------------

------------------
* During the ten-year period shown in the bar chart, the highest quarterly return was 44.4% for the quarter ended December 31, 2000, and the lowest quarterly return was (27.2)% for the quarter ended September 30, 1998.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                  (AS OF DECEMBER 31, 2007)

----------------------------------------------------------------------------------------------------------------------------
CGM CAPITAL DEVELOPMENT FUND                                               1 YEAR              5 YEARS            10 YEARS

----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                     28.3%              25.6%               7.9%
----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                                  22.4%              22.1%               5.9%
----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares(1)          19.7%              20.9%               5.9%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR EXPENSES OR TAXES)                   5.5%              12.8%               5.9%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CGM FOCUS FUND                                                             1 YEAR              5 YEARS            10 YEARS

----------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                     80.0%              37.1%              26.1%
----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                                  71.1%              34.2%              24.3%
----------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares(1)          53.1%              32.0%              23.1%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR EXPENSES OR TAXES)                   5.5%              12.8%               5.9%
----------------------------------------------------------------------------------------------------------------------------

------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The most recent portfolio management discussion of each CGM Fund's performance is attached as Exhibit B.

DECLARATIONS OF TRUST

Description of the Funds. Each of the CGM Funds is established under and governed by a Declaration of Trust. The Declarations of Trust of the CGM Funds are substantially identical. The Declaration of Trust of each CGM Fund currently permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Currently, CGM Capital Development Fund is the only series existing under its Declaration of Trust, while CGM Focus Fund is one of three separate series existing under its Declaration of Trust.

Interests in each CGM Fund are represented by shares of a single series, and each share represents an interest in such series which is equal to and proportionate with the interest represented by each other share. Shares of the Funds do not have any preemptive rights. Upon liquidation of one of the Funds, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust of each Fund also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The Trustees of the Funds have no present intention of making such direct charges.

The Declarations of Trust also permit the applicable CGM Fund's Trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the Trustees may designate. While the Trustees have no current intention to exercise the power to establish separate classes of the existing series of the Funds, this provision is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights. Shareholders of each of the CGM Funds are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of Trustees of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) each Fund will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if the appointment of a Trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the Trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative. Shares of each CGM Fund are freely transferable to new owners.

No amendment may be made to either Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the applicable CGM Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations. If one or more new series is established and designated by the Trustees, the shareholders shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters exclusively affecting any existing series.

Shareholder and Trustee Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of their CGM Fund; however, the Declaration of Trust of each CGM Fund disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition to the foregoing, the Declarations of Trust provide that the appointment, designation or identification of a Trustee as a member or chairperson of a committee or sub-committee of the Trustees or any function of such a committee or sub-committee, an expert on any topic or in any area (including an audit committee financial expert), or the lead or head independent Trustee, or any other special appointment, designation or identification of a Trustee, will not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification (provided that this limitation does not apply to duties expressly imposed pursuant to the By-Laws of the Trusts, a charter of a committee or sub-committee of the Boards of Trustees or by a vote of the Boards of Trustees).

The By-Laws applicable to each CGM Fund provide for indemnification by the applicable Trust of the Trustees and officers and former Trustees and officers of the Trust except with respect to any matter as to which it has been finally adjudicated that such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee or former officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each CGM Fund as of December 31, 2007 and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of CGM Focus Fund will be received by shareholders of CGM Capital Development Fund on the Reorganization Closing Date, and the information should not be relied upon to reflect the number of shares of CGM Focus Fund that actually will be received.

                                             CGM                           CGM                            COMBINED
                                  CAPITAL DEVELOPMENT FUND             FOCUS FUND                      CGM FOCUS FUND
                                     (DECEMBER 31, 2007)           (DECEMBER 31, 2007)          (PRO FORMA DECEMBER 31, 2007)
                                     -------------------           -------------------          -----------------------------
NET ASSETS ....................         $536,103,831                 $5,536,113,566                    $6,072,217,397
SHARES OUTSTANDING ............           19,022,637                    105,471,028                       115,684,475
NET ASSET VALUE PER SHARE .....               $28.18                         $52.49                            $52.49

                               THE REORGANIZATION

OVERVIEW

      o If the Reorganization is approved, the Reorganization will occur as of the close of business on _________ __, 2008, but may occur on such later date as the parties may agree in writing. CGM Capital Development Fund will transfer all of its assets to CGM Focus Fund, and CGM Focus Fund will assume all of CGM Capital Development Fund's liabilities. This will result in the addition of CGM Capital Development Fund's assets to CGM Focus Fund's portfolio. The net asset value of both CGM Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

      o In return for the assets of CGM Capital Development Fund, CGM Focus Fund will issue to CGM Capital Development Fund shares with an aggregate net asset value equal to the net assets transferred by CGM Capital Development Fund. As part of the liquidation of CGM Capital Development Fund, these shares will immediately be distributed to shareholders of record of CGM Capital Development Fund in proportion to their shareholdings on the Closing Date. As a result, shareholders of CGM Capital Development Fund will become shareholders of CGM Focus Fund.

      o CGM Capital Development Fund will dissolve after the Closing Date.

      o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

      o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to either CGM Fund or its shareholders, except as set forth below under the heading "Tax Status of the Reorganization", and will not take place unless both CGM Funds involved in the Reorganization receive an opinion concerning the tax consequences of the Reorganization from counsel to the CGM Funds, as further described below under the heading "Tax Status of the Reorganization".

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD CONSIDERATIONS

      The proposed Reorganization was presented to the Board of Trustees of CGM Capital Development Fund for consideration at a Board meeting held in January 2008 and was approved at that meeting.

      In recommending the Reorganization, the Trustees of CGM Capital Development Fund considered the investment objectives, strategies, policies and risks of each of the CGM Funds, as well as a number of other factors, including, among others, those listed below. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling. Some of the factors considered by the Board include the following:

      o Both CGM Funds are open-end mutual funds managed by the same portfolio manager, Ken Heebner. The Board noted that after the Reorganization current CGM Capital Development Fund shareholders would continue to benefit from Mr. Heebner's skill, distinctive investing style, and vast investment management experience.

      o Given current market conditions, the investment strategy of CGM Focus Fund may provide a more successful approach to achieving CGM Capital Development Fund's investment objective of capital appreciation. In particular, the CGM Focus Fund has flexibility to sell securities short and maintain significant positions in petroleum and natural gas industries that the CGM Capital Development Fund lacks. While this flexibility involves additional risks, it may also help the CGM Focus Fund perform in volatile markets.

      o The Reorganization would allow shareholders of CGM Capital Development Fund, which has been closed to new investors since 1993 and has experienced net redemptions in recent years, to benefit from potential economies of scale as shareholders of a considerably larger fund. Further, the combined fund may be better positioned to implement its investment strategies and realize its investment objective than a closed fund with a relatively small level of assets.

      o CGM Focus Fund has out-performed CGM Capital Development Fund for the one-year, three-year, five-year and ten-year periods ended December 31, 2007.

      o The expense ratio for the combined fund (excluding interest and dividends on short positions) is expected to be lower than that of CGM Capital Development Fund. The pro forma expense ratio for the combined fund is anticipated to be 0.99% (exclusive of interest and dividends from short positions), while the expense ratio for CGM Capital Development Fund for the year ended December 31, 2007 was 1.09%. However, taking into account interest and dividends on short positions, the pro forma expense ratio for the combined fund is anticipated to be 1.23%. While interest and dividends on short positions are considered expenses for financial reporting purposes, it may be helpful to exclude them when comparing the expense ratios of the CGM Funds because they may be considered more similar to transaction costs, since they are only incurred in connection with short sales.

      o Each CGM Fund's management fee varies based on the level of the Fund's assets. For the year ended December 31, 2007, CGM Capital Development Fund paid management fees at a rate of 1.0% of average daily net assets, which is higher than the management fee of 0.92% of average daily net assets that was paid by CGM Focus Fund for that year. This lower rate reflects the larger size of the CGM Focus Fund.

      o There is limited overlap in the portfolio securities held by each CGM Fund, but the Board has been advised by CGM that any steps taken to dispose of any portfolio securities after the Reorganization would be accomplished while continuing to manage CGM Focus Fund in the ordinary course. The Board considered that the disposition of securities following the Reorganization could result in capital gains and brokerage expenses for the combined fund.

      o The rights of shareholders of each of the CGM Funds are substantially identical.

      o CGM has agreed to bear all of the out-of-pocket costs of the Reorganization incurred by the CGM Funds.

      o The transaction is expected to be treated as a "tax-free" reorganization under Section 368(a) of the Code, and therefore will not result in a sale of your CGM Capital Development Fund shares that is taxable under the Code.

BOARD'S EVALUATION AND RECOMMENDATION

      The Board of CGM Capital Development Fund noted that the CGM Capital Development Fund was founded in 1961 and that there have been significant changes in the financial markets since that time. Given current market conditions, the Board of Trustees considered that the investment strategy of CGM Focus Fund may provide a more successful approach to achieving CGM Capital Development Fund's investment objective of capital appreciation, as evidenced, among other things, by the recent strong performance of the CGM Focus Fund. The Board considered, for instance, that the Focus Fund's ability to sell short could potentially be helpful during down market cycles. In addition, the CGM Focus Fund's ability, under certain circumstances, to invest up to 70% of its assets in the crude petroleum and natural gas industry and the petroleum refining industry may enable it to take advantage of long-term increases in market prices for petroleum and natural gas.

      The Board recognized that the Reorganization could allow shareholders of CGM Capital Development Fund, which is closed to new investments, to realize potential economies of scale in the form of lower expenses over time in light of the greater size of CGM Focus Fund and its ability to grow through new investment. In addition, the Reorganization may reduce the inherent difficulties in managing a fund that has been experiencing net redemptions. The Board considered opening the CGM Capital Development Fund to new investment, but believed that the Reorganization would provide a better opportunity for shareholders of CGM Capital Development Fund.

      The Board noted that all of the services currently being offered to shareholders of CGM Capital Development Fund, such as the exchange privilege, systematic withdrawal plan, periodic investment plan, retirement plans, statements, and shareholder reports, would remain available to such shareholders post-Reorganization and, based on current net operating expenses, would be provided at a reduced cost to them as shareholders of CGM Focus Fund.

      The Board of CGM Capital Development Fund considered that CGM, the CGM Funds' investment adviser, may benefit from the Reorganization. For example, CGM might achieve cost savings from managing one larger fund compared to managing two smaller funds with similar investment objectives, which would result in a decrease in the combined fund's gross expenses and a potential increase in revenues due to the rising asset level within a single fund. The Board believes, however, that these will not amount to a significant economic benefit to CGM.

      Following extensive discussions, based on its evaluation of all material factors, the Board of Trustees of CGM Capital Development Fund, including the Independent Trustees, having taken into consideration the advantages and any disadvantages to CGM Capital Development Fund, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of CGM Capital Development Fund and that the interests of CGM Capital Development Fund shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of CGM Focus Fund, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of CGM Focus Fund and that the interests of CGM Focus Fund shareholders would not be diluted as a result of the Reorganization.

      THE TRUSTEES OF CGM CAPITAL DEVELOPMENT FUND RECOMMEND THAT SHAREHOLDERS OF CGM CAPITAL DEVELOPMENT FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

      The following summary of the Agreement and Plan of Reorganization (the "Reorganization Agreement") is qualified in its entirety by reference to the form of Reorganization Agreement attached as Exhibit A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of CGM Capital Development Fund in exchange for shares of CGM Focus Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of CGM Capital Development Fund, (2) the distribution of shares of CGM Focus Fund to the shareholders CGM Capital Development Fund and (3) the subsequent redemption of the CGM Capital Development Fund shares and termination of CGM Capital Development Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on __________ ___, 2008, or on such later date as the parties may agree ("Closing Date").

      If the Reorganization is approved, shareholders of CGM Capital Development Fund will receive shares of CGM Focus Fund. The net asset value of CGM Capital Development Fund shall be computed using the valuation procedures established by such Fund's Board. CGM Capital Development Fund's Board will adopt the valuation procedures of CGM Focus Fund before the Reorganization if such procedures differ. The net asset value per share of CGM Capital Development Fund shall be determined using the valuation procedures established by CGM Focus Fund's Board. The number of CGM Focus Fund shares to be issued in exchange for the CGM Capital Development Fund's assets shall be determined by dividing the net asset value of CGM Capital Development Fund by the net asset value per share of the CGM Focus Fund shares.

      The shares of CGM Focus Fund to be received by each CGM Capital Development Fund shareholder in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of CGM Capital Development Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date or such later time as CGM Capital Development Fund's net asset value is calculated. As promptly as practicable after the Closing Date, CGM Capital Development Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of CGM Focus Fund received in the Reorganization. The distribution of CGM Focus Fund shares will be accomplished by the transfer of CGM Focus Fund shares then credited to the account of CGM Capital Development Fund on the books of CGM Focus Fund to open accounts on the share records of CGM Focus Fund in the names of the CGM Capital Development Fund's shareholders.

      All issued and outstanding shares of CGM Capital Development Fund will simultaneously be canceled on the books of such Fund, and any share certificates representing shares of CGM Capital Development Fund will be null and void. CGM Focus Fund will not issue certificates representing the shares issued in connection with the Reorganization.

      After such distribution, CGM Capital Development Fund will take all necessary steps under Massachusetts law, its declaration of trust and any other applicable law to effect its termination.

      The Board of CGM Capital Development Fund and the Board of CGM Focus Fund has determined with respect to its Fund that the interests of its Fund's shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of its Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay the entire costs related to the Reorganization. Any transaction costs associated with repositioning a Fund's portfolio in connection with the Reorganization will be borne by such Fund, as is consistent with industry practice.

      The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of either Fund's Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that CGM Capital Development Fund and CGM Focus Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of CGM Capital Development Fund; and (b) the Funds receive the opinion of Bingham McCutchen LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of CGM Capital Development Fund and CGM Focus Fund, provided, however, that following the meeting, no such amendment shall have the effect of changing the provisions for determining the number of CGM Focus Fund shares to be issued to CGM Capital Development Fund shareholders to the detriment of such shareholders without their further approval.

      Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of CGM Capital Development Fund. See "Voting Information" below.

                        TAX STATUS OF THE REORGANIZATION

      The Reorganization is conditioned upon the receipt by each CGM Fund of an opinion from Bingham McCutchen LLP, counsel to the CGM Funds, substantially to the effect that, for federal income tax purposes:

      o The transfer to CGM Focus Fund of all of CGM Capital Development Fund's assets in exchange solely for the issuance of CGM Focus Fund shares to CGM Capital Development Fund and the assumption of CGM Capital Development Fund's liabilities by CGM Focus Fund, followed by the distribution of the CGM Focus Fund shares in complete liquidation of CGM Capital Development Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Funds will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      o No gain or loss will be recognized by CGM Capital Development Fund upon
        (1) the transfer of all of its assets to CGM Focus Fund as described above or (2) the distribution by CGM Capital Development Fund of the CGM Focus Fund shares to CGM Capital Development Fund shareholders, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of CGM Capital Development Fund's taxable year;

      o No gain or loss will be recognized by CGM Focus Fund upon the receipt of CGM Capital Development Fund's assets solely in exchange for the issuance of CGM Focus Fund shares to CGM Capital Development Fund and the assumption of CGM Capital Development Fund's liabilities by CGM Focus Fund;

      o The basis of the assets of CGM Capital Development Fund acquired by CGM Focus Fund will be the same as the basis of those assets in the hands of CGM Capital Development Fund immediately before the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by CGM Capital Development Fund on the transfer;

      o The holding period of the assets of CGM Capital Development Fund in the hands of CGM Focus Fund, other than assets with respect to which gain or loss is required to be recognized, will include CGM Capital Development Fund's holding period for those assets;

      o You will not recognize gain or loss upon the exchange of your shares of CGM Capital Development Fund solely for CGM Focus Fund shares as part of the Reorganization;

      o The aggregate basis of CGM Focus Fund shares you receive in the Reorganization will be the same as the aggregate basis of the shares of CGM Capital Development Fund that you surrender in exchange; and

      o The holding period of CGM Focus Fund shares you receive in the Reorganization will include the holding period of the shares of CGM Capital Development Fund that you surrender in exchange, provided that you held the CGM Capital Development Fund shares as capital assets on the date of the exchange.

      In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of CGM Focus Fund and CGM Capital Development Fund.

      No tax ruling has been or will be requested or received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

      The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local, foreign or non-income tax laws.

           OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

TAX CAPITAL LOSS CARRYFORWARDS

      Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. CGM Capital Development Fund currently has no capital loss carryforwards available for federal income tax purposes. If CGM Capital Development Fund had such loss carryforwards available for federal income tax purposes as of the Reorganization Closing Date, the Reorganization would be expected to result in a limitation on CGM Focus Fund's ability to use those carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of CGM Capital Development Fund own, as is currently expected, less than 50% of CGM Focus Fund immediately after the Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of CGM Capital Development Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published monthly by the Internal Revenue Service, in effect at the time of the Reorganization. CGM Focus Fund might also be prohibited, under Section 384 of the Code, from using CGM Capital Development Fund's loss carryforwards, if any, and unrealized losses against the unrealized gains of CGM Focus Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization.

      CGM Capital Development Fund intends to distribute all net realized capital gains and ordinary income for the period ending on the date of the Reorganization . CGM Capital Development Fund has not historically generated net ordinary income. To the extent CGM Capital Development Fund has a net operating loss (generally, interest and dividend income minus operating expenses) for the period ending on the Reorganization date, the operating loss can be utilized to reduce any realized net short term capital gains that would be required to be distributed. If there are no net short term gains to reduce, the net operating loss for the period until the Reorganization will not result in any tax benefit (this is consistent with the treatment for a normal year as well). If there are any net capital losses for the period ending on the Reorganization Closing Date, they can be carried forward and utilized by the combined Fund post-Reorganization subject to certain limitations. As of December 31, 2007, CGM Capital Development Fund had $3.97 per share of unrealized capital appreciation. CGM Capital Development Fund's tax year will close as of the Reorganization Closing Date and CGM Capital Development Fund will file a final tax return for the tax year ended on that date.

      With respect to CGM Focus Fund, there are no required distributions on the Reorganization date. Subject to certain limitations, any net capital losses generated by CGM Capital Development Fund during the period ending on the Reorganization date will be utilized by CGM Focus Fund to offset any capital gains it generates for the year. As of December 31, 2007, CGM Focus Fund had $13.84 per share of unrealized capital appreciation. CGM Focus Fund currently has no capital loss carryforwards.

      Since the Reorganization is not expected to close until approximately June 2008, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each of the CGM Funds to use such losses, if any, (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

      If the Reorganization is effected, management will analyze and evaluate the portfolio securities of CGM Capital Development Fund being transferred to CGM Focus Fund. Consistent with CGM Focus Fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of CGM Focus Fund's shareholders (including former shareholders of CGM Capital Development Fund), management will influence the extent and duration to which the portfolio securities of CGM Capital Development Fund will be maintained by CGM Focus Fund. It is possible that there may be some dispositions of the portfolio securities of CGM Capital Development Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in brokerage expense to the combined fund.

                               VOTING INFORMATION

      Each share of CGM Capital Development Fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to CGM Capital Development Fund, 40% of the outstanding shares of CGM Capital Development Fund entitled to cast votes at the meeting constitutes a quorum; however, since the proposal must be approved by a majority of the outstanding shares of the Fund, at least 50% of the outstanding shares must submit votes to approve the proposal with respect to CGM Capital Development Fund.

      The table below shows how shares will be treated for the purposes of quorum and voting requirements.

-----------------------------------------------------------------------------------------------------------------------------------
                   SHARES                                        QUORUM                                    VOTING
-----------------------------------------------------------------------------------------------------------------------------------
In General                                     All shares "present" in person or by      Shares "present" in person will be voted
                                               proxy are counted toward a quorum.        in person at the meeting.  Shares present
                                                                                         by proxy will be voted in accordance with
                                                                                         instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting Instruction        Considered "present" at meeting for       Voted "for" the proposal.
(other than Broker Non-Vote)                   purposes of quorum.
-----------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the underlying holder   Considered "present" at meeting for       Broker non-votes do not count as a vote
had not voted and the broker does not have     purposes of quorum.                       "for" the proposal and effectively result
discretionary authority to vote the shares)                                              in a vote "against" the proposal.
-----------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                                Considered "present" at meeting for       Abstentions do not constitute a vote "for"
                                               purposes of quorum.                       the proposal and effectively result in a
                                                                                         vote "against" the proposal.
-----------------------------------------------------------------------------------------------------------------------------------

      If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If the Reorganization ultimately is not approved, CGM Capital Development Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                   ADDITIONAL INFORMATION ABOUT THE CGM FUNDS

INVESTMENT ADVISER

      Each CGM Fund's investment adviser is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages each Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM currently manages the portfolios of five mutual funds and of other institutional clients.

      In 2007, CGM Capital Development Fund paid 1.0% of its average daily net assets in management fees to CGM while CGM Focus Fund paid 0.92% of its average daily net assets in management fees to CGM.

      The Board of Trustees of the CGM Funds is responsible for overseeing the performance of the CGM Funds' investment adviser and determining whether to approve and renew each CGM Fund's investment management agreement.

TRANSFER AGENT

      Boston Financial Data Services, Inc. ("BFDS") is each CGM Fund's transfer agent. Each CGM Fund compensates BFDS for its services as transfer agent.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of each CGM Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the statement of additional information.

PRICING OF SHARES

The share price or "net asset value" per share of each CGM Fund is computed daily by dividing the total value of the investments and other assets of each Fund, less any liabilities, by the total outstanding shares of each Fund. The net asset value per share of each Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. Equity securities are generally valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees. For equity securities that are traded on an exchange, the market value is usually the closing sale or official closing price on that exchange. However, for securities traded on non-U.S. exchanges, this closing sale or official closing price may be adjusted to reflect its value as of the close of regular trading on the New York Stock Exchange. During the 12 months following the date of this Proxy Statement/Prospectus, the New York Stock Exchange is currently expected to be closed on the following holidays: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas, New Year's Day and Martin Luther King, Jr. Day. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees which generally require a Fund to fair value its portfolio securities when (i) a significant event occurs and (ii) market quotations are unavailable, invalid or unreliable.

Significant Events. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by each Fund's Board of Trustees, the investment adviser is responsible for monitoring the securities markets and new developments for significant events that might require a Fund to fair value its securities.

Availability, Validity and Reliability of Market Quotations. Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid or reliable, include the lack of reported trades for, or infrequent sales of, a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while neither Fund generally invests in thinly traded securities, in the event that a Fund does, such securities may be valued at fair value.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign issuers held by a Fund on days when the Fund is not open for business. As a result, a Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

DISTRIBUTION (12B-1) PLANS. Neither CGM Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act and, accordingly, Fund shares are not subject to a distribution and service fee.

HOW TO PURCHASE SHARES

CGM Focus Fund sells its shares directly to investors without any sales load.

New Accounts

You may make a purchase of CGM Focus Fund shares in a new regular account or retirement plan account by submitting a completed application form and check (see "Payment by Check" section), made payable to CGM Focus Fund, to:

The CGM Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

or by overnight mail to:

The CGM Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services--Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Typical account registrations include:

  o Individual                o Corporation
  o Joint                     o IRA
  o UGMA                      o Qualified Plan
  o Trust                     o 403(b)(7)
  o Partnership               o Omnibus*

* (omnibus accounts require a 22c-2 Shareholder Information Agreement)

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of CGM Focus Fund, the Fund or your Financial Intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Existing Accounts

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e., the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

Payment by Check

If you pay for CGM Focus Fund shares by check, your check should be in U.S. dollars and made payable to CGM Focus Fund. Checks drawn on U.S. banks and money market accounts are generally accepted. However, cash, starter checks, money orders, third-party checks (i.e., checks not payable to CGM Focus Fund) and checks drawn on credit card accounts or accounts with foreign financial institutions are generally not accepted.

Payment by Wire

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to:

o State Street Bank and Trust Company
o ABA #011000028

The text of the wire should read as follows:

o DDA99046336
o Dollar Amount
o STATE ST BOS ATTN Mutual Funds
o Credit CGM Focus Fund
o Shareholder Name
o Shareholder Account Number

Your bank may charge you a fee for transmitting funds by wire.

Market Timing

CGM Focus Fund is not intended as a vehicle for market timing or trading on short term fluctuations in securities markets. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund's long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective which could detract from the Fund's performance. Frequent trading may cause the Fund to sell securities at less favorable prices. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of possible pricing discrepancies (for example, when a shareholder believes that the Fund's share price, which is determined at the close of the regular trading session of the New York Stock Exchange, does not accurately reflect the value of the Fund's portfolio securities). The Fund is permitted to invest in foreign securities and funds that invest in foreign securities have been particularly susceptible to this form of arbitrage.

The Fund's Board of Trustees has adopted policies and procedures designed to reduce the risk of market timing by Fund shareholders. In accordance with these policies and procedures, the Fund limits the number of exchanges you can make to four exchanges (or two round trips out of the Fund and back again) per calendar year. These limits apply to every account, whether an individual account or an account established through a financial intermediary where the intermediary holds Fund shares for a number of its customers in one omnibus account.

The Fund will postpone remitting redemption proceeds from an individual account for up to seven days if those proceeds are equal to or greater than $50,000. This restriction is intended to discourage investors seeking to capture gains from short-term fluctuations in the market, as the proceeds are not immediately available for reinvestment. This restriction does not apply to investors that hold Fund shares through omnibus accounts.

The Fund may postpone the remittance of redemption proceeds to omnibus accounts for up to seven days regardless of the amount of proceeds. This restriction is intended to discourage investors that hold Fund shares through an omnibus account from seeking to capture gains from short-term fluctuations in the market, as the proceeds are not immediately available for reinvestment. The Fund has also entered into Shareholder Information Agreements with each of the Fund's financial intermediaries that have established omnibus accounts with the Fund. These agreements took effect on October 16, 2007. Pursuant to these agreements, upon the Fund's request, financial intermediaries agree to provide the Fund with transaction information of investors who hold shares of the Fund through omnibus accounts. CGM may review this transaction information in an effort to determine whether any investor who holds Fund shares through an omnibus account has engaged in market timing activity. The Fund will not permit purchases through the omnibus account of a financial intermediary that has not entered into a Shareholder Information Agreement with the Fund. You should note, however, that surveillance techniques employed by CGM may not be effective in all circumstances, particularly where the trading takes place through certain types of omnibus accounts. There also may be operational and technological limitations on the ability of the Fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund may also rely on the market timing policies of a financial intermediary (e.g. broker-dealers, insurance company separate accounts and retirement plan administrators) that establishes an omnibus account with the Fund, even if those policies are different than the policies adopted by the Fund's Board of Trustees. The Fund will only rely on a financial intermediary's market timing policies if CGM concludes that the financial intermediary's frequent trading policies sufficiently protect Fund investors. Under these circumstances, the Fund would seek assurances from the financial intermediary that its market timing policies are effectively enforced.

In addition, the Fund reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.

Additional Information About Purchase Transactions

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact CGM Focus Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by CGM Shareholder Services.

CGM Focus Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

SHAREHOLDER SERVICES

CGM Focus Fund offers the following shareholder services as more fully described in the Fund's statement of additional information. Explanations and forms are available from the Fund.

Exchange Privilege

You may exchange your shares of CGM Focus Fund for shares of certain other CGM Funds.

All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee (currently $5). You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page __. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.

Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market. As described under "Market Timing" on page __, frequent trading can negatively impact Fund performance and shareholders. Therefore, the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

Systematic Withdrawal Plan ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. If checks are returned to CGM Focus Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

Automatic Investment Plan ("AIP")

Once your account has been established, voluntary monthly or bi-monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. You must select the AIP privilege when you fill out your initial application or you may select the option later by completing a CGM Service Options Form (with a STAMP 2000 medallion signature guarantee) available from CGM Shareholder Services. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions.

Periodic Investment Plan ("PIP")

Once your account has been established, periodic investments of at least $50 may be made by telephone by calling CGM Shareholder Services at 800-343-5678. A telephone purchase is made with funds drawn from your pre-designated U.S. bank account. The trade date for a telephone purchase is generally the business/banking day after your request, provided your request is received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m., Eastern time. If you telephone your purchase request after the Exchange closes or on a day when the Exchange is not open for business, CGM Focus Fund cannot accept your request and a new one will be necessary. You must select the PIP privilege when you fill out your initial application or you may select the option later by completing a CGM Service Options Form (with a STAMP 2000 medallion signature guarantee) available from CGM Shareholder Services. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions.

You may terminate your participation in the AIP or PIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP or PIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP or PIP at any time.

Retirement Plans

CGM Focus Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts, and Money Purchase Pension and Profit Sharing Plans ("CGM Retirement Plans"). CGM Retirement Plan fees currently include a $5 set-up fee per plan type, a $15 annual maintenance fee and a $5 close-out fee per account. CGM may receive a portion of the annual maintenance fee and close-out fee as reimbursement for its maintenance of certain fiduciary retirement plan accounts.

Confirmation Statements

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

Shareholder Reports

Shareholders of CGM Focus Fund will receive the Fund's financial statements and a listing of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-598-0794.

STAMP 2000 Medallion Signature Guarantees

Changes to account options and certain redemption requests require a STAMP 2000 medallion signature guarantee from an "eligible guarantor institution." A STAMP 2000 medallion signature guarantee may be executed by any "eligible" guarantor that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP 2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public is not acceptable.

HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in CGM Focus Fund in three different ways:

      o by sending a written request for a check or wire representing the redemption proceeds;

      o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to you at your address of record, which has not changed in the prior 60 days); or

      o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation) prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order. For federal income tax purposes, a redemption is a taxable event and may result in a taxable gain or loss.

Written Redemption Requests

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

For your protection, e-mail requests are not acceptable. The written request must include:

      o name of the Fund

      o your account number

      o exact name(s) in which your shares are registered

      o number of shares or the dollar amount to be redeemed

      o mailing or wiring instructions (unless wire instructions have already been established on your account)

All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $50,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous 60 days), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must obtain a STAMP 2000 medallion signature guarantee.

If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

Telephone Redemption Requests

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page __. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous 60 days and you are redeeming $50,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a STAMP 2000 medallion signature guarantee), available from the Fund or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a STAMP 2000 medallion signature guarantee.

Redemption Proceeds

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased CGM Focus Fund shares by check (or through an automatic or periodic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic or periodic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If wire redemption proceeds are rejected by the pre-designated bank the Fund may, in its discretion: rewire the proceeds; issue a check for the proceeds; or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of reinvestment.

Postponement of Redemption Proceeds or Suspension of Redemption Right

In order to deter market timing, CGM Focus Fund generally postpones remitting redemption proceeds from an account for up to seven days if those proceeds are equal to or greater than $50,000. The Fund may also postpone remitting redemption proceeds to omnibus accounts for up to seven days. However, the Fund also reserves the right to postpone payment of redemption proceeds of any amount for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: when the New York Stock Exchange is closed for business other than weekends or holidays; when trading on the Exchange is restricted; during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets; or during any other period permitted by the SEC for the protection of investors. The Fund also may postpone payment for more than seven days if you purchased your shares by check (or through an automatic or periodic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section.

Redemption in Kind

CGM Focus Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

Minimum Account Balance and Automatic Redemption

Because the expense of maintaining small accounts is disproportionately high, CGM Focus Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

TELEPHONE TRANSACTIONS

You may initiate four types of transactions by telephone:

o telephone purchases

o telephone exchanges

o telephone redemptions by wire

o telephone redemptions by check

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a STAMP 2000 medallion signature guarantee) available from CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions. E-mail instructions and transaction requests are not accepted.

DIVIDENDS AND CAPITAL GAINS

Any income dividends and capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of CGM Focus Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request (not by e-mail) to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a STAMP 2000 medallion signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.

If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks may be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Taxation of Distributions. As long as CGM Focus Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from CGM Focus Fund, whether you take the distributions in cash or reinvest them in additional shares.

Distributions from the CGM Focus Fund's net capital gains that are designated by CGM Focus Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the CGM Focus Fund. Other distributions are generally taxable as ordinary income. Non-corporate shareholders may qualify for a reduced tax rate on distributions designated by the Fund as "qualified dividend income" provided that certain holding period requirements are satisfied. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. A portion of the dividends paid by the Fund will normally be eligible for the dividends-received deduction for corporate shareholders. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.

A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Foreign Taxes. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.

Disposition of Shares. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a short-term or long-term capital gain or loss, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

Non-U.S. Persons. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

Backup Withholding. The Fund is required, in certain circumstances, to apply backup withholding at the rate of 28% on taxable dividends, capital gains distributions, redemption proceeds and certain other payments that are paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability if the shareholder files a timely return. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

General Information. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of CGM Focus Fund generally will receive these cost basis statements. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Dividend distributions, capital gains distributions and gains on redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.

The tax discussion set forth herein applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

                                      FINANCIAL HIGHLIGHTS REGARDING CGM FOCUS FUND

The following Financial Highlights table is intended to help you understand the CGM Focus Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP,
Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.

                                                                           YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                   2007            2006              2005            2004            2003
--------------------------------------------------------------------------------------------------------------------------
For a share of the Fund outstanding throughout
  each period:
--------------------------------------------------------------------------------------------------------------------------
Net asset value at the beginning of period          $34.68         $33.40           $29.51            $29.93         $17.98
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                      0.06(b)        0.82(b)          0.52(b)           0.04(b)       (0.21)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on
   investments and foreign currency
   transactions                                      27.71           4.19             6.93              3.65          12.16
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     27.77           5.01             7.45              3.69          11.95
--------------------------------------------------------------------------------------------------------------------------
                                                     (0.05)         (0.81)           (0.44)            (0.04)         --
Dividends from net investment income
--------------------------------------------------------------------------------------------------------------------------
Distribution from net short-term realized gains      (8.21)         --               (1.80)            --             --
--------------------------------------------------------------------------------------------------------------------------
Distribution from net long-term realized gains       (1.70)         (2.92)           (1.32)            (4.07)         --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (9.96)         (3.73)           (3.56)            (4.11)         --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           17.81           1.28             3.89             (0.42)         11.95
--------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                       $52.49         $34.68           $33.40            $29.51         $29.93
--------------------------------------------------------------------------------------------------------------------------
Total return (%)                                     80.0           15.0(c)          25.2              12.4           66.5
--------------------------------------------------------------------------------------------------------------------------
Ratios:
--------------------------------------------------------------------------------------------------------------------------
Operating expenses to average net assets (%)          0.99           1.02             1.07              1.12           1.18
--------------------------------------------------------------------------------------------------------------------------
Dividends and interest on short positions to
average net assets (%)                                 0.28          0.18             0.15              0.09          --
--------------------------------------------------------------------------------------------------------------------------
Total expenses to average net assets (%)              1.27           1.20             1.22              1.21           1.18
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to average net
   assets (%)                                         0.14           2.23             1.55              0.14          (0.92)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                384            333             282                327            204
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands) ($)  5,536,114      2,272,039        1,641,143           918,837        775,499
--------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b) Net investment income per share excluding all related short sale income and expenses for the period ended December
    31, 2004 was $0.06, for the period ended December 31, 2005 was $0.23, for the period ended December 31, 2006 was
    $0.36 and for the period ended December 31, 2007 was $(0.02).
(c) In 2006, the Fund's total return consisted of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, the total return would have been 0.01% less.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

      Solicitation of proxies in person, by mail or by telephone may be made by officers and Trustees of CGM Capital Development Fund, and employees of CGM and third-party solicitation agents. All costs incurred in connection with the meeting will be paid by CGM. CGM has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies. It is anticipated that the cost of the services provided by D.F. King in connection with the meeting, including out-of-pocket expenses, will be approximately $25,000.

REVOKING PROXIES

      Each shareholder of CGM Capital Development Fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with, or by delivering a later dated proxy to, the Fund's Secretary at One International Place, 45th Floor, Boston, MA 02110; or

      o By delivering a written notice of revocation, or by voting in person, at the meeting.

OUTSTANDING SHARES

      Shareholders of record at the close of business on March 17, 2008 are entitled to vote at the meeting and will have one vote for each share held by them as of that date. There were ________ shares of CGM Capital Development Fund outstanding at the close of business on ________ __, 2008.

OTHER BUSINESS

      CGM Capital Development Fund's Board of Trustees knows of no other matters to be presented for consideration at the meeting other than Proposal 1. If, however, because of any unexpected occurrence, any other matters properly come before the meeting (or any postponement or adjournment thereof), proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed proxy card.

ADJOURNMENTS

      In the event a quorum is not present in person or by proxy at the meeting, or in the event a quorum is present at the meeting but sufficient votes to approve the Agreement and Plan of Reorganization between the Funds are not received, any one or more of the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such proposal for adjournment will require the vote of a majority of those shares represented at the meeting in person or by proxy and entitled to vote on such item. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the underlying proposal. They will vote against any such adjournment those proxies required to be voted against the underlying proposal and will not vote in relation to any such adjournment any proxies that direct them to abstain from voting on such underlying proposal. Broker non-votes will be disregarded in the vote for adjournment.

TELEPHONE AND INTERNET VOTING

      In addition to soliciting proxies by mail, by fax or in person, CGM Capital Development Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

SHAREHOLDERS' PROPOSALS

      CGM Capital Development Fund is an open-end management investment company organized as a Massachusetts business trust. As such, it is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Fund a reasonable time before the proxy solicitation is made in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                      OWNERSHIP OF SHARES OF THE CGM FUNDS

      As of the record date, the Trustees and officers of each CGM Fund owned in the aggregate less than 1% of the outstanding shares of each CGM Fund.

      CGM Capital Development Fund is not aware of any holder having 5% or more of the outstanding shares of the Fund as of the record date. The following is a list of the holders of 5% or more of the outstanding shares of CGM Focus Fund as of the record date.

-------------------------------------------------------------------------------
               NAME AND ADDRESS                        PERCENTAGE OWNERSHIP OF
               OF SHAREHOLDERS                         SHARES OWNED OF RECORD

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                                    EXPERTS

      The financial highlights and financial statements of each CGM Fund for the past five fiscal years are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each CGM Fund for its most recent fiscal year end have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                             AVAILABLE INFORMATION

      More information about each CGM Fund is available, free of charge, by calling 800-598-0794.

      Each CGM Fund's most recent annual and semi-annual reports to shareholders are also available, free of charge, on the CGM Funds' website, http://www.cgmfunds.com.

      Each CGM Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. Proxy material, reports and other information filed by the CGM Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC, and at certain of its Regional Offices, including the Northeast Regional Office located at 3 World Financial Center, Room 4300, New York, NY 10281. Reports and other information about each CGM Fund are also available on the EDGAR Database on the SEC's website at www.sec.gov. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this [ ] day of [ ], 2008, by and among CGM Trust, a Massachusetts business trust (the "Successor Entity"), with its principal place of business at One International Place, Boston, Massachusetts 02110, on behalf of its series CGM Focus Fund (the "Successor Fund"), CGM Capital Development Fund, a Massachusetts business trust (the "Predecessor Entity"), with its principal place of business at One International Place, Boston, Massachusetts 02110, and, solely for purposes of paragraph 10.2 hereof, Capital Growth Management L.P. ("CGM").

      WHEREAS, the Predecessor Entity is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, this Agreement is intended to be and is adopted, with respect to the Predecessor Entity and the Successor Fund as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code");

      WHEREAS, the contemplated reorganization for the Predecessor Entity and the Successor Fund (the "Reorganization") will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Entity to the Successor Fund in exchange solely for (a) shares of beneficial interest of the Successor Fund ("Successor Fund Shares") corresponding to the outstanding shares of beneficial interest of the Predecessor Entity ("Predecessor Entity Shares"), as described herein and (b) the assumption by the Successor Fund of all liabilities of the Predecessor Entity, and (2) the subsequent distribution of the Successor Fund Shares (which shall then constitute all of the assets of the Predecessor Entity) to the shareholders of the Predecessor Entity and the termination of the Predecessor Entity, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

      WHEREAS, following the Reorganization, the Predecessor Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the "Commission");

      WHEREAS, following the effective date of its deregistration, the Predecessor Entity shall voluntarily dissolve in accordance with Massachusetts law; WHEREAS, the Board of Trustees of the Successor Entity (the "Successor Entity Board") has determined, with respect to the Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Entity for Successor Fund Shares and the assumption of all liabilities of the Predecessor Entity by the Successor Fund is in the best interests of the Successor Fund and its shareholders; and

      WHEREAS, the Board of Trustees of the Predecessor Entity (the "Predecessor Entity Board," and each Trustee, a "Board Member") has determined, with respect to the Predecessor Entity, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Entity for Successor Fund Shares and the assumption of all liabilities of the Predecessor Entity by the Successor Fund pursuant to this Agreement is in the best interests of the Predecessor Entity and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION

      1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity agrees to sell, assign, convey, transfer and deliver all of the Predecessor Entity's property and assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Entity, on behalf of the Successor Fund, agrees in exchange therefor: (a) to deliver to the Predecessor Entity the number, determined in accordance with paragraph 1.3, of full and fractional Successor Fund Shares corresponding to Predecessor Entity Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of the Predecessor Entity, as set forth in paragraph
1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the "Closing Date").

      1.2 The property and assets of the Predecessor Entity, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Entity, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, "Assets"). The Successor Entity, on behalf of the Successor Fund, shall assume all of the liabilities and obligations of the Predecessor Entity, including, without limitation, all indemnification obligations of the Predecessor Entity with respect to the current and former Board Members and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, "Liabilities"). The Predecessor Entity will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the Successor Fund, any rights, stock dividends or other securities received by the Predecessor Entity after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Entity acquired by the Successor Entity, on behalf of the Successor Fund.

      1.3 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization. To complete the Reorganization, the Predecessor Entity shall
(a) distribute to its shareholders of record with respect to the Predecessor Entity Shares as of the Closing Date (the "Predecessor Entity Shareholders"), on a pro rata basis, the Successor Fund Shares received by the Predecessor Entity pursuant to paragraph 1.1, in complete redemption of such Predecessor Entity Shares, and (b) terminate and dissolve in accordance with applicable Massachusetts law. Such distribution and redemption shall be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Predecessor Entity on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Entity Shareholders, and the cancellation of all issued and outstanding Predecessor Entity Shares on the books of the Predecessor Entity. The aggregate net asset value of Successor Fund Shares to be delivered and so credited to the Predecessor Entity under paragraph 1.1 and then distributed by the Predecessor Entity to the Predecessor Entity Shareholders under this paragraph 1.3 shall be equal to the aggregate net asset value of the Predecessor Entity Shares owned by Predecessor Entity Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing any Successor Fund Share in connection with such exchange.

      1.4 Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent.

      1.5 Any regulatory reporting responsibility of the Predecessor Entity, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Commission, any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity.

      1.6 As promptly as practicable following the Reorganization, the Predecessor Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.

2.  VALUATION

      The value of the Assets and the amount of the Liabilities of the Predecessor Entity shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Entity, and after the declaration of any dividends by the Predecessor Entity, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for the Predecessor Entity. The net asset value of Successor Fund Shares shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Successor Fund, and after the declaration of any dividends on behalf of the Successor Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the Successor Entity Board. All computations of value and amounts shall be made by the fund accountant for the Predecessor Entity or the Successor Fund, as applicable.

3.  CLOSING AND CLOSING DATE

      3.1 Subject to the terms and conditions set forth herein, the Closing Date with respect to the Reorganization shall be [ ], 2008, or such other date as the parties may agree. All acts taking place at the closing of the Reorganization as provided for in this Agreement (the "Closing") shall be deemed to take place simultaneously as of the "close of business" on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:01 p.m., Eastern time, or such later time on that date as the Predecessor Entity's net asset value and the Successor Fund's net asset value are calculated in accordance with Section 2 and after the declaration of any dividends. The Closing shall be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 or at such other time and/or place as the parties may agree.

      3.2 The Predecessor Entity shall direct Boston Financial Data Services, Inc. ("BFDS") to transfer ownership of the Assets from the accounts of the Predecessor Entity that State Street Bank and Trust Company maintains as custodian for the Predecessor Entity to the accounts of the Successor Fund that State Street maintains as custodian for the Successor Fund and to deliver to the Successor Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Entity have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Entity, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3 The Predecessor Entity shall direct BFDS, in its capacity as transfer agent for the Predecessor Entity, to deliver to the Successor Entity at the Closing of the Reorganization a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Entity Shareholder and the number and percentage ownership of each outstanding Predecessor Entity Share owned by each such shareholder immediately prior to the Closing. The Successor Fund shall deliver to the Secretary of the Predecessor Entity a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to the Predecessor Entity's account on the books of the Successor Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Entity Shareholders on the books of the Successor Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

      3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Predecessor Entity (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Predecessor Entity is impracticable (in the judgment of the Predecessor Entity Board), the Closing Date with respect to the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

      4.1 Except as has been fully disclosed to the Successor Entity in
Schedule 4.1 of this Agreement, the Predecessor Entity represents and warrants to the Successor Entity and the Successor Fund as follows:

      (a) The Predecessor Entity is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Entity's Declaration of Trust, as amended (the "Predecessor Entity Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Entity. The Predecessor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

      (b) The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each Predecessor Entity Share under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect.

      (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Entity of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

      (d) The current prospectus and statement of additional information of the Predecessor Entity (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of the Predecessor Entity used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (e) On the Closing Date, the Predecessor Entity will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

      (f) The Predecessor Entity is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Entity will not result, in a material violation of Massachusetts law or of the Predecessor Entity Charter or the by-laws of the Predecessor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Entity is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Entity will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Entity is a party or by which it is bound.

      (g) All material contracts or other commitments of the Predecessor Entity (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Board Members of the Predecessor Entity, and those contracts listed in Schedule 4.1) will terminate without liability to the Predecessor Entity on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Predecessor Entity and, to the Predecessor Entity's knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Predecessor Entity to the Successor Entity of each such contract will not result in the termination of such contract, any breach or default thereunder by the Predecessor Entity or the imposition of any penalty thereunder.

      (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Entity's knowledge, threatened against the Predecessor Entity or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Predecessor Entity's business. The Predecessor Entity is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Predecessor Entity's business or the Predecessor Entity's ability to consummate the transactions herein contemplated.

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Predecessor Entity as at December 31, 2007, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of the Predecessor Entity as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Entity required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [If, since the date of the audited annual statements referenced above, the Predecessor Entity has sent to its shareholders copies of its Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as at the last day of the most recently completed fiscal half-year of the Predecessor Entity, such Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as at the last day of the most recently completed fiscal half-year of the Predecessor Entity are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Predecessor Entity, and all known contingent, accrued or other liabilities of the Predecessor Entity required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

      (j) Since December 31, 2007, there has not been any material adverse change in the Predecessor Entity's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Entity of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Entity Shares due to declines in market values of securities held by the Predecessor Entity, the discharge of the Predecessor Entity's liabilities, or the redemption of Predecessor Entity Shares by shareholders of the Predecessor Entity shall not constitute a material adverse change.

      (k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Predecessor Entity required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all taxes required to be paid by the Predecessor Entity (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Entity's knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to the Predecessor Entity.

      (l) For each taxable year of its operation completed as of the end of the day on the Closing Date, the Predecessor Entity shall have met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," shall have elected (or shall have had in effect an election) to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and (for each taxable year of its operation ended prior to the Closing Date) shall have computed its federal income tax under Section 852 of the Code.

      (m) All issued and outstanding Predecessor Entity Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Entity Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of State Street, on behalf of the Predecessor Entity, as provided in paragraph 3.3. The Predecessor Entity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Entity Shares, nor is there outstanding any security convertible into any of the Predecessor Entity Shares.

      (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Entity Board, and this Agreement constitutes a valid and binding obligation of the Predecessor Entity, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

      (o) The provisions of the Proxy Statement (as defined in paragraph 5.2) relating to the Predecessor Entity, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Predecessor Entity will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      (p) The information to be furnished by the Predecessor Entity for use in the registration statement on Form N-1A of the Successor Entity with respect to the Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

      4.2 Except as has been fully disclosed to the Predecessor Entity in
Schedule 4.2 to this Agreement, the Successor Entity, on behalf of the Successor Fund, represents and warrants to the Predecessor Entity as follows:

      (a) The Successor Fund is duly established as a series of the Successor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Successor Entity's Declaration of Trust (the "Successor Entity Charter") to own all of the Assets of the Predecessor Entity and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).

      (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

      (c) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of the Successor Fund, will not result, in a material violation of Massachusetts law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of the Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of the Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of the Successor Fund, is a party or by which it is bound.

      (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity's knowledge, threatened against the Successor Entity, with respect to the Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund's financial condition or the conduct of the Successor Fund's business. The Successor Entity, on behalf of the Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund's business or the Successor Entity's ability to consummate the transactions herein contemplated on behalf of the Successor Fund.

      (e) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Successor Entity as at December 31, 2007, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Predecessor Entity) present fairly, in all material respects, the financial condition of the Successor Entity as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Successor Entity required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [If, since the date of the audited annual statements referenced above, the Successor Entity has sent to its shareholders copies of its Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as at the last day of the most recently completed fiscal half-year of the Successor Entity, such Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as at the last day of the most recently completed fiscal half-year of the Successor Entity are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Successor Entity, and all known contingent, accrued or other liabilities of the Successor Entity required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

      (f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares, including those Successor Fund Shares to be delivered by the Successor Fund to the Predecessor Entity in accordance with paragraph 1.3, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Successor Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

      (g) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board, and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of the Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

      (h) The information to be furnished by the Successor Entity on behalf of the Successor Fund for use in the Proxy Statement and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information to be furnished by the Successor Fund for use in any registration statement of the Successor Entity with respect to the Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

      (i) The Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

      (j) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that the Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.  COVENANTS

      The Predecessor Entity and the Successor Entity, on behalf of the Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

      5.1 The Predecessor Entity will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

      5.2 The Predecessor Entity will call a meeting of the shareholders of the Predecessor Entity to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will prepare, file with the Commission, and deliver to the shareholders of the Predecessor Entity in connection with such meeting a proxy statement on Schedule 14A (the "Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      5.3 The Successor Fund Shares to be acquired by the Predecessor Entity hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4 The Predecessor Entity will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Entity Shares.

      5.5 Subject to the provisions of this Agreement, the Successor Entity, on behalf of the Successor Fund, and the Predecessor Entity each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6 The Successor Entity, on behalf of the Successor Fund, will provide to the Predecessor Entity such information regarding the Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

      5.7 Each of the Successor Entity, on behalf of the Successor Fund, and the Predecessor Entity will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.8 The Predecessor Entity will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity's title to and possession of the Successor Fund Shares to be delivered hereunder, and (b) the Successor Entity's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.9 The Successor Entity, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date (including, without limitation, an order of the Commission declaring effective the registration statement on Form N-14 filed or to be filed by the Successor Entity for the purpose of registering the Successor Fund Shares).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR ENTITY

      The obligations of the Predecessor Entity to consummate the transactions provided for herein on the Closing Date shall be subject, at the Predecessor Entity's election, to the following conditions:

      6.1 All representations and warranties of the Successor Entity, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

      6.2 The Successor Entity, on behalf of the Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of the Successor Fund, on or before the Closing Date.

      6.3 The Successor Entity, on behalf of the Successor Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity's title to and possession of the Successor Fund Shares to be delivered hereunder, and (b) the Successor Entity's assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

      6.4 The Successor Entity, on behalf of the Successor Fund, shall have delivered to the Predecessor Entity a certificate executed in the name of the Successor Entity, on behalf of the Successor Fund, by the Successor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

      6.5 The Successor Entity, on behalf of the Successor Fund, and the Predecessor Entity shall have agreed on the number of full and fractional Successor Fund Shares to be issued by the Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

      The obligations of the Successor Entity, on behalf of the Successor Fund, to consummate the transactions provided for herein on the Closing Date shall be subject, at the Successor Entity's election, to the following conditions with respect to the Successor Fund:

      7.1 All representations and warranties of the Predecessor Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

      7.2 The Predecessor Entity shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity on or before the Closing Date.

      7.3 The Predecessor Entity shall have delivered to the Successor Entity a Statement of Assets and Liabilities of the Predecessor Entity as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity. The Predecessor Entity shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Entity's title to and possession of the Successor Fund Shares to be delivered hereunder, and (b) the Successor Fund's title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

      7.4 The Predecessor Entity shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity by the Predecessor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

      7.5 The Predecessor Entity and the Successor Entity, on behalf of the Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by the Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE PREDECESSOR ENTITY

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity or the Successor Entity, on behalf of the Successor Fund, the other party to this Agreement shall be entitled on behalf of itself or the Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to itself and, if applicable, the Successor Fund:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Entity in accordance with the provision of the Predecessor Entity Charter, the by-laws of the Predecessor Entity, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.1.

      8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity or the Successor Entity, with respect to the Successor Fund, from completing the transactions contemplated by this Agreement.

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to the Successor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Predecessor Entity, provided that either party hereto may for itself waive any of such conditions.

      8.4 The registration statement on Form N-14 of the Successor Entity with respect to the Successor Fund Shares under the 1933 Act shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

      8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Entity, by the Successor Entity, on behalf of the Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes: (a) the transfer to the Successor Fund of all of the assets of the Predecessor Entity in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Entity, followed by the distribution of such Successor Fund Shares to the shareholders of the Predecessor Entity and in complete liquidation of the Predecessor Entity will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Successor Fund and the Predecessor Entity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Predecessor Entity upon the transfer of its Assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Entity to its shareholders, except for (i) any gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code,
(ii) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and
(iii) any other gain that may be required to be recognized as a result of the closing of the Predecessor Entity's taxable year; (c) the basis in the hands of the Successor Fund of the Assets of the Predecessor Entity will be the same as the basis of such Assets in the hands of the Predecessor Entity immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Entity upon the transfer; (d) the holding periods of the Assets in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by the Predecessor Entity; (e) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities of the Predecessor Entity; (f) no gain or loss will be recognized by the shareholders of the Predecessor Entity upon the exchange of all of their Predecessor Entity Shares solely for Successor Fund Shares as part of the Reorganization; (g) the aggregate basis of the Successor Fund Shares that each Predecessor Entity Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Entity Shares exchanged therefor; and (h) each Predecessor Entity Shareholder's holding period for his or her Successor Fund Shares received in the Reorganization will be determined by including the period for which he or she held the Predecessor Entity Shares exchanged therefor, provided that he or she held such Predecessor Entity Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.5.

      8.6 The Successor Entity, on behalf of the Successor Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Successor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Predecessor Entity and its authorized officers: (a) the Predecessor Entity is a business trust existing under the laws of the Commonwealth of Massachusetts; (b) the Predecessor Entity has the power as a business trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Predecessor Entity and assuming due authorization, execution and delivery of this Agreement by the Successor Entity, on behalf of the Successor Fund, constitutes a valid and legally binding obligation of the Predecessor Entity, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether in a proceeding under equity or at law), provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement will not, violate the Predecessor Entity Charter or the by-laws of the Predecessor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Predecessor Entity under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Predecessor Entity pursuant to paragraph 4.1 of the Agreement, the Predecessor Entity is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Predecessor Entity. Such opinion may state that it is solely for the benefit of the Successor Entity and the Successor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

      8.7 The Predecessor Entity shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Predecessor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the Successor Fund, and its authorized officers: (a) the Successor Entity is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Successor Entity, with respect to the Successor Fund, has the power as a business trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Successor Entity, on behalf of the Successor Fund, and assuming due authorization, execution and delivery of this Agreement by the Predecessor Entity, constitutes a valid and legally binding obligation of the Successor Entity, on behalf of the Successor Fund, enforceable against the Successor Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether in a proceeding under equity or at law), provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy;
(d) the execution and delivery of this Agreement did not, and the issuance of the Successor Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Successor Entity Charter or the by-laws of the Successor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Successor Entity, on behalf of the Successor Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts with respect to the issuance of the Successor Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Successor Entity pursuant to paragraph 4.2 of the Agreement, the Successor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Successor Fund. Such opinion may state that it is solely for the benefit of the Predecessor Entity and the Predecessor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.  INDEMNIFICATION

      9.1 The Successor Entity, out of the Successor Fund's assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Board Members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Predecessor Entity may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Successor Entity, on behalf of the Successor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (i) in violation of applicable law, or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

      9.2 The Predecessor Entity, out of its assets and property (including any amounts paid to the Predecessor Entity pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Successor Entity and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Successor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Predecessor Entity of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Entity or its Board Members or officers prior to the Closing Date, provided that such indemnification by the Predecessor Entity is not (i) in violation of applicable law, or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKERAGE FEES AND EXPENSES

      10.1 The Successor Entity, on behalf of the Successor Fund, and the Predecessor Entity represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      10.2 CGM will pay the proxy solicitation, mailing, printing costs and all other costs and expenses attributable to the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1 The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of itself or, in the case of the Successor Entity, on behalf of the Successor Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2 The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of the Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Successor Fund or the Predecessor Entity at any time prior to the Closing Date with respect to the Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Successor Fund or the Predecessor Entity, respectively. The termination of this Agreement with respect to the Predecessor Entity or the Successor Fund shall not affect the continued effectiveness of this Agreement with respect to the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Entity Shareholders called by the Predecessor Entity pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Entity Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

      15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.5 The warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of the Successor Fund, are made on a several (and not joint, or joint and several) basis with any other series of the Successor Entity.

      15.6 The Predecessor Entity Charter and Successor Entity Charter are on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Predecessor Entity Charter and the Successor Entity Charter, the obligations of the Predecessor Entity and Successor Entity with respect to any Predecessor Entity or Successor Fund entered into in the name or on behalf of the Predecessor Entity or Successor Entity, as applicable, by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Predecessor Entity or Successor Entity, as applicable, personally, but bind only the assets of the Predecessor Entity or Successor Entity, as applicable, belonging to the applicable Predecessor Entity or Successor Fund, and all persons dealing with any series or funds of the Predecessor Entity or Successor Entity, as applicable, must look solely to the assets of the Predecessor Entity or Successor Entity, as applicable, belonging to such series or fund for the enforcement of any claims against the Predecessor Entity or Successor Entity, as applicable.


                    [REST OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.


CGM TRUST,                                    CGM CAPITAL DEVELOPMENT FUND
on behalf of its series, CGM FOCUS FUND

By:                                           By:
    -----------------------------------           -----------------------------
    Name:                                         Name:
    Title:                                        Title:


CAPITAL GROWTH MANAGEMENT L.P. ,
solely with respect to paragraph 10.2 hereof

By:
    ------------------------------
    Name:
    Title:

  EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH CGM FUND'S PERFORMANCE

CGM FOCUS FUND

THE DISCUSSION OF PERFORMANCE FOR CGM FOCUS FUND IN THIS EXHIBIT B IS TAKEN
FROM ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS DATED DECEMBER 31, 2007 AND DOES NOT REFLECT DEVELOPMENTS OCCURRING AFTER THE REPORT WAS FILED WITH THE SEC.

TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

CGM Focus Fund returned 12.0% during the fourth quarter of 2007 compared to the unmanaged Standard and Poor's 500 Index which returned -3.3% over the same period. For the year just ended, CGM Focus Fund returned 80.0% and the S&P 500 Index, 5.5%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
November marked the sixth anniversary of the U.S. economic expansion. Indeed, the longevity of the current economic cycle as well as the bull market in common stocks is testing historical records. Now, however, there are signs of slowdown on the business horizon as damage precipitated by past excesses in the housing market along with years of easy credit availability is corrected. Cheap money rates and the marketing of subprime mortgage loans mixed in with high-grade paper (packaged and sold as prime credits) have led to payment defaults on the consumer level and huge institutional losses. Home buyers were wooed with mortgages they couldn't afford, wrong-headedly assuming that rising home prices would bail them out. Instead home prices declined, loans went south and the financial institutions and investors who purchased mortgage- backed securities took the hit. Billions in assets have been and continue to be written off as worthless while many banks and other financial entities scramble to raise capital to shore up balance sheets. Well-publicized losses have already cost top jobs at both Citigroup and Merrill Lynch and still the full extent of the devastation is unclear since no one really knows the value of many of these esoteric packages of now delinquent mortgages. The Federal Reserve Board has taken several steps to encourage borrowing and inject liquidity into the market which we hope will stabilize the credit markets. For the moment though, the uncertainty has spawned a flight to quality in the bond market driving yields on the 10-year government bond from 5.04% in June to 4.03% at year end.

In addition to the credit crisis, a second troubling sign emerged today with the release of the Institute for Supply Management's index of manufacturing which dropped to 47.7 in December from 50.8 the month before, thereby confirming a slowdown. And, yet another uncertainty in the economic landscape is the enormous rise in the price of crude oil. The year began with crude at $50 a barrel and ended with it at $98. In the past, rising oil prices have acted like a large tax resulting in a pull back in consumer spending. This time around, the consumer appears to be a bit more resilient and so far, despite some spending cuts, the dire consequences of past predictions have yet to materialize.

The credit crisis is serious and has wreaked havoc on many financial institutions. Manufacturing may well be slowing and the price of oil remains high. However, there are many sectors of the economy prospering at the same time. The annual GDP growth rate in the third quarter of 2007 was a hefty 4.9%. Businesses that supply global markets, rapidly developing countries like China, Brazil, Russia and India in particular, are faring well. The U.S. agricultural sector is booming and heavy capital industries, including aerospace and defense, are strong. The unemployment rate remains low, the S&P 500 Index closed the year off just 6% from its all-time high in October despite ongoing credit travails and the Fed continues to reduce short-term interest rates. We are hopeful the economy can weather current turbulence and resume a more measured growth pattern later in the new year.

PORTFOLIO STRATEGY
CGM Focus Fund was fully invested throughout the year, reflecting our belief in continued global economic growth. The Fund focused on industries that profited from the increasing consumption of commodities in emerging economies including China, India, Brazil, and the Middle Eastern countries.

The Fund's largest sector positions were energy, industrial raw materials and fertilizer, which benefited from rising grain prices. An initial substantial position in investment banks was eliminated in the first half of the year when their prospects were diminished by the developing financial crisis in mortgage-related securities.

Five security holdings experienced well over 100% appreciation during the year and were major contributors to 2007 performance: fertilizer producers The Mosaic Company and Potash Corporation of Saskatchewan Inc., Brazilian nickel and iron ore producer Companhia Vale do Rio Doce ADR, Brazilian oil and gas company Petroleo Brasileiro S.A. - Petrobras ADR, and Russian cellular phone company Open Joint Stock Company "Vimpel-Communications" ADR. The Fund experienced losses in energy drink producer Hansen Natural Corporation and oil and gas producer PetroChina Company Limited ADR. Short selling contributed to the Fund's gains with significant profits earned in short sales of mortgage originators and a realized loss in an Amazon.com, Inc. short sale.

2007 results benefited from unusually large increases in oil and fertilizer prices which we believe are unlikely to recur in 2008.

At the end of the year, CGM Focus Fund held significant long positions in the steel, fertilizer and telephone industries. The Fund's three largest long holdings were The Mosaic Company, Petroleo Brasileiro S.A.- Petrobras ADR and Open Joint Stock Company "Vimpel-Communications" ADR. Approximately 8% of the Fund's total net assets were invested in securities sold short on December 31, 2007.

          /s/ Robert L. Kemp

              Robert L. Kemp
              President

          /s/ G. Kenneth Heebner

              G. Kenneth Heebner
              Portfolio Manager

January 2, 2008

CGM FOCUS FUND INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------
Total Return for Periods Ended December 31, 2007

                                  THE FUND'S
                                  CUMULATIVE         THE FUND'S AVERAGE
                                 TOTAL RETURN       ANNUAL TOTAL RETURN
                                 ------------       -------------------

10 years ...................        +917.1%                +26.1%
5 Years ....................        +384.9                 +37.1
1 Year .....................        + 80.0                 +80.0
3 Months ...................        + 12.0                    --

The performance data contained in the report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares and assumes the reinvestment of all Fund distributions. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The adviser limited the Fund's total operating expenses to 1.20% of its average net assets exclusive of any dividend expense incurred on short sales through December 31, 2001. Otherwise, the Fund's cumulative total return and average annual total return for the ten year period would have been lower.

CGM CAPITAL DEVELOPMENT FUND

THE DISCUSSION OF PERFORMANCE FOR CGM CAPITAL DEVELOPMENT FUND IN THIS EXHIBIT B IS TAKEN FROM ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS DATED DECEMBER 31, 2007 AND DOES NOT REFLECT DEVELOPMENTS OCCURRING AFTER THE REPORT WAS FILED WITH THE SEC.


TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

CGM Capital Development Fund returned -2.8% during the fourth quarter of 2007 compared to the unmanaged Standard and Poor's 500 Index which returned -3.3% over the same period. For the year just ended, CGM Capital Development Fund returned 28.3% and the S&P 500 Index, 5.5%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
November marked the sixth anniversary of the U.S. economic expansion. Indeed, the longevity of the current economic cycle as well as the bull market in common stocks is testing historical records. Now, however, there are signs of slowdown on the business horizon as damage precipitated by past excesses in the housing market along with years of easy credit availability is corrected. Cheap money rates and the marketing of subprime mortgage loans mixed in with high-grade paper (packaged and sold as prime credits) have led to payment defaults on the consumer level and huge institutional losses. Home buyers were wooed with mortgages they couldn't afford, wrong-headedly assuming that rising home prices would bail them out. Instead home prices declined, loans went south and the financial institutions and investors who purchased mortgage-backed securities took the hit. Billions in assets have been and continue to be written off as worthless while many banks and other financial entities scramble to raise capital to shore up balance sheets. Well-publicized losses have already cost top jobs at both Citigroup and Merrill Lynch and still the full extent of the devastation is unclear since no one really knows the value of many of these esoteric packages of now delinquent mortgages. The Federal Reserve Board has taken several steps to encourage borrowing and inject liquidity into the market which we hope will stabilize the credit markets. For the moment though, the uncertainty has spawned a flight to quality in the bond market driving yields on the 10-year government bond from 5.04% in June to 4.03% at year end.

In addition to the credit crisis, a second troubling sign emerged today with the release of the Institute for Supply Management's index of manufacturing which dropped to 47.7 in December from 50.8 the month before, thereby confirming a slowdown. And, yet another uncertainty in the economic landscape is the enormous rise in the price of crude oil. The year began with crude at $50 a barrel and ended with it at $98. In the past, rising oil prices have acted like a large tax resulting in a pull back in consumer spending. This time around, the consumer appears to be a bit more resilient and so far, despite some spending cuts, the dire consequences of past predictions have yet to materialize.

The credit crisis is serious and has wreaked havoc on many financial institutions. Manufacturing may well be slowing and the price of oil remains high. However, there are many sectors of the economy prospering at the same time. The annual GDP growth rate in the third quarter of 2007 was a hefty 4.9%. Businesses that supply global markets, rapidly developing countries like China, Brazil, Russia and India in particular, are faring well. The U.S. agricultural sector is booming and heavy capital industries, including aerospace and defense, are strong. The unemployment rate remains low, the S&P 500 Index closed the year off just 6% from its all-time high in October despite ongoing credit travails and the Fed continues to reduce short-term interest rates. We are hopeful the economy can weather current turbulence and resume a more measured growth pattern later in the new year.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested throughout 2007 reflecting our expectation of continued global economic growth. The most significant industry position in the Fund's portfolio was energy which we increased during the year from 11% of the portfolio on December 31, 2006 to 24% of the portfolio at year end 2007. The Fund owned a selection of foreign and domestic small and mid-cap companies which benefited from the strength in the global economy.

The Fund's three largest gains occurred in Cameron International Corporation, a manufacturer of equipment for offshore oil producing, Deckers Outdoor Corporation, a producer of UGG brand footwear, and Priceline.com Incorporated, a leading provider of online travel services.

The portfolio's two largest price declines were experienced by the Men's Wearhouse, Inc., a men's clothing retailer, and IHOP Corp., the owner of the International House of Pancakes restaurant chain.

On December 31, 2007, CGM Capital Development Fund held important positions in the oil service, metals and mining, and housing and building materials industries. The Fund's three largest stock holdings at year end were Cameron International Corporation, Deckers Outdoor Corporation and Priceline.com Incorporated.

                  /s/ Robert L. Kemp

                      Robert L. Kemp
                      President


                  /s/ G. Kenneth Heebner

                      G. Kenneth Heebner
                      Portfolio Manager

January 2, 2008

CGM CAPITAL DEVELOPMENT FUND INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------
Total Return for Periods Ended December 31, 2007

                                  THE FUND'S
                                  CUMULATIVE         THE FUND'S AVERAGE
                                 TOTAL RETURN       ANNUAL TOTAL RETURN
                                 ------------       -------------------

10 Years ....................       +113.3%                + 7.9%
 5 Years ....................       +213.0                 +25.6
 1 Year .....................       + 28.3                 +28.3
 3 Months ...................       -  2.8                    --

The performance data contained in the report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares and assumes the reinvestment of all Fund distributions. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                                 CGM FOCUS FUND
                            One International Place
                          Boston, Massachusetts 02110

                      STATEMENT OF ADDITIONAL INFORMATION

                              [           ], 2008

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated _________ __, 2008, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of CGM Capital Development Fund in exchange for shares of CGM Focus Fund having an aggregate value equal to those of CGM Capital Development Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to CGM Focus Fund c/o The CGM Funds Investor Services Division, 38 Newbury St., 8th Fl., Boston, Massachusetts 02116 or call 1-800-598-0794. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Please retain this Statement of Additional Information for future reference.

                                                                           PAGE
GENERAL INFORMATION.........................................................
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE............................
ADDITIONAL INFORMATION ABOUT CGM FOCUS FUND.................................
    Fund History............................................................
    Description of the Fund and its Investment Risks........................
    Management of the Fund..................................................
    Control Persons and Principal Holders of Securities.....................
    Investment Advisory and Other Services..................................
    Portfolio Manager.......................................................
    Brokerage Allocation and Other Practices................................
    Capital Stock and Other Securities......................................
    Purchase, Redemption and Pricing of Shares..............................
    Taxation of the Fund....................................................
    Performance Data Comparisons............................................
    Financial Statements....................................................
ADDITIONAL INFORMATION ABOUT CGM CAPITAL DEVELOPMENT FUND...................
    Fund History............................................................
    Description of the Fund and its Investment Risks........................
    Management of the Fund..................................................
    Control Persons and Principal Holders of Securities.....................
    Investment Advisory and Other Services..................................
    Portfolio Manager.......................................................
    Brokerage Allocation and Other Practices................................
    Capital Stock and Other Securities......................................
    Purchase, Redemption and Pricing of Shares..............................
    Taxation of The Fund....................................................
    Performance Data Comparisons............................................
    Financial Statements....................................................

                              GENERAL INFORMATION

      A special meeting of shareholders of CGM Capital Development Fund to consider the Reorganization will be held at Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, on [ __________ ], 2008, at [__], Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference as indicated below. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. CGM Focus Fund's Statement of Additional Information, dated May 1, 2007 ("CGM Focus Fund's SAI") (File Nos. 002-10653; 811-00082), as filed with the Securities and Exchange Commission on April 26, 2007 (Accession No. 0000950156-07-000280) is incorporated herein by reference.

2. CGM Focus Fund's Annual Report for the fiscal year ended December 31, 2007 (File No. 811-00082), as filed with the Securities and Exchange Commission on February 22, 2008 (Accession No. 0000950156-08-000075) is incorporated herein by reference.

3. CGM Capital Development Fund's Statement of Additional Information, dated May 1, 2007 ("CGM Capital Development Fund's SAI") (File Nos. 002-16252; 811-00933), as filed with the Securities and Exchange Commission on April 26, 2007 (Accession No. 0000950156-07-000281) is incorporated herein by reference.

4. CGM Capital Development Fund's Annual Report for the fiscal year ended December 31, 2007 (File No. 811-00933), as filed with the Securities and Exchange Commission on February 22, 2008 (Accession No.
      0000950156-08-000076) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                                 CGM FOCUS FUND

FUND HISTORY

      For additional information about CGM Focus Fund generally and its history, see "Introduction" in CGM Focus Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

      For additional information about CGM Focus Fund's investment objective, policies, risks and restrictions, see "Additional Information Regarding Strategies and Risks" and "Fundamental Investment Restrictions" in CGM Focus Fund's SAI.

MANAGEMENT OF THE FUND

      For additional information about CGM Focus Fund's Board of Trustees and officers, see "Management of the Fund" in CGM Focus Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      For additional information, see "Management of the Fund - Principal Holders of Securities and Management Ownership" in CGM Focus Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

      For additional information, see "Investment Advisory and Other Services" in CGM Focus Fund's SAI.

PORTFOLIO MANAGER

      For addition information, see "Portfolio Manager" in CGM Focus Fund's
SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      For additional information about CGM Focus Fund's brokerage allocation practices, see "Portfolio Transactions and Brokerage" in CGM Focus Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

      For additional information about the voting rights and other characteristics of shares of beneficial interest of CGM Focus Fund, see "Description of the Trust" in CGM Focus Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

      For additional information about purchase, redemption and pricing of shares of CGM Focus Fund, see "Net Asset Value and Public Offering Price, "How To Purchase Shares," "Shareholder Services," "Redemptions," and "Purchases and Redemptions Through Certain Brokers" in CGM Focus Fund's SAI.

TAXATION OF THE FUND

      For additional information about tax matters related to an investment in CGM Focus Fund, see "Income Dividends, Capital Gains Distributions and Tax Status" in CGM Focus Fund's SAI.

PERFORMANCE DATA COMPARISONS

      For additional information about the benchmarks against which the investment performance of CGM Focus Fund may be compared, see "Performance Information Comparisons" in CGM Focus Fund's SAI.

FINANCIAL STATEMENTS

      For additional information, see "Financial Statements" in CGM Focus Fund's SAI.

                          ADDITIONAL INFORMATION ABOUT
                          CGM CAPITAL DEVELOPMENT FUND

FUND HISTORY

      For additional information about CGM Capital Development Fund generally and its history, see " Introduction " in CGM Capital Development Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

      For additional information about CGM Capital Development Fund's investment objective, policies, risks and restrictions, see "Additional Information Regarding Strategies and Risks" and "Fundamental Investment Restrictions" in CGM Capital Development Fund's SAI.

MANAGEMENT OF THE FUND

      For additional information about CGM Capital Development Fund's Board of Trustees and officers, see "Management of the Fund " in CGM Capital Development Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      For additional information, see "Management of the Fund - Principal Holders of Securities and Management Ownership " in CGM Capital Development Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

      For additional information, see "Investment Advisory and Other Services " in CGM Capital Development Fund's SAI.

PORTFOLIO MANAGER

      For addition information, see "Portfolio Manager " in CGM Capital Development Fund's SAI. BROKERAGE ALLOCATION AND OTHER PRACTICES

      For additional information about the CGM Capital Development Fund's brokerage allocation practices, see "Portfolio Transactions and Brokerage " in CGM Capital Development Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

      For additional information about the voting rights and other characteristics of shares of beneficial interest of CGM Capital Development Fund, see "Description of the Fund" in CGM Capital Development Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

      For additional information about purchase, redemption and pricing of shares of CGM Capital Development Fund, see "Net Asset Value and Public Offering Price, "How To Purchase Shares," "Shareholder Services," and "Redemptions" in CGM Capital Development Fund's SAI.

TAXATION OF THE FUND

      For additional information about tax matters related to an investment in CGM Capital Development Fund, see "Income Dividends, Capital Gains Distributions and Tax Status " in CGM Capital Development Fund's SAI.

PERFORMANCE DATA COMPARISONS

      For additional information about the benchmarks against which the investment performance of CGM Capital Development Fund may be compared, see "Performance Information Comparisons" in CGM Capital Development Fund's SAI.

FINANCIAL STATEMENTS

      For additional information, see "Financial Statements" in CGM Capital Development Fund's SAI.

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      See Article 4 of the Trust's By-laws which are incorporated herein by reference. In addition, each series of the Trust maintains a liability insurance policy with maximum coverage of $5 million under which the applicable Fund and its trustees and officers are named insureds.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(a) Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

(1)(b)   Amendment No. 1 to the Amended and Restated Agreement and
         Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997 and incorporated herein by reference.

(1)(c) Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 94 on Form N-1A (File No. 2-10653) filed on April 25, 2003 and incorporated herein by reference.

(1)(d) Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(2) Bylaws of the Registrant are contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(3)      None.

(4) The form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5) Form of share certificate of the Registrant's CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

(6) Advisory Agreement of the Registrant dated December 31, 2004 with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(7)      None.

(8)      None.

(9)(a) Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

(9)(b) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

(9)(c) Amendment dated August 1, 2000 to the Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

(9)(d) Special Custody Agreement dated August 1, 2000 with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

(9)(e) Amendment dated December 20, 2004 to the Custodian Contract with respect to CGM Trust is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(10)     None.

(11) Opinion and Consent of Bingham McCutchen LLP as to the legality of the securities being registered is filed herewith.

(12) Form of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13) Transfer Agency and Service Agreement with respect to each series of the Registrant dated January 1, 2000 is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

(14)     Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)     None.

(16)     Power of Attorney is filed herewith.

(17)(a)  Form of Proxy Card is filed herewith.

(17)(b) The Prospectus and Statement of Additional Information of CGM Capital Development Fund dated May 1, 2007 is filed herewith.

(17)(c) The Annual Report of CGM Capital Development Fund for the year ended December 31, 2007 is filed herewith.

(17)(d) The Prospectus and Statement of Additional Information of CGM Focus Fund, a series of CGM Trust, dated May 1, 2007 is filed herewith.

(17)(e) The Annual Report of CGM Focus Fund, a series of CGM Trust, for the year ended December 31, 2007 is filed herewith.

(17)(f) Code of Ethics for the Registrant is contained in Post-Effective Amendment No. 89 on Form N1-A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

(17)(g) Code of Ethics for Capital Growth Management Limited Partnership is contained in Post-Effective amendment No. 97 on Form N-1A (File No. 2-10653) filed on April 27, 2006 and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Boston and Commonwealth of Massachusetts on the 22nd day of February, 2008.

                                                CGM TRUST,
                                                on behalf of CGM Focus Fund

                                                By: /s/ Robert L. Kemp
                                                    ---------------------------
                                                        Robert L. Kemp
                                                        President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on February 22, 2008.

          SIGNATURE                          TITLE
-------------------------------   ------------------------------

       /s/ ROBERT L. KEMP
-------------------------------   President (Principal Executive
         ROBERT L. KEMP           Officer) and Trustee

       /s/ JEM A. HUDGINS
-------------------------------   Treasurer (Principal Financial
         JEM A. HUDGINS           and Accounting Officer)

     /s/ G. KENNETH HEEBNER
-------------------------------   Trustee
       G. KENNETH HEEBNER

        * PETER O. BROWN
-------------------------------   Trustee
         PETER O. BROWN

       * MARK W. HOLLAND
-------------------------------   Trustee
        MARK W. HOLLAND

  *JAMES VAN DYKE QUEREAU, JR.
-------------------------------   Trustee
 JAMES VAN DYKE QUEREAU, JR.

      * J. BAUR WHITTLESEY
-------------------------------   Trustee
       J. BAUR WHITTLESEY



*By:  /s/ ROBERT L. KEMP
      -------------------------
          ROBERT L. KEMP,
          ATTORNEY-IN-FACT

                                EXHIBIT INDEX

EXHIBIT NO.     EXHIBITS

11 Opinion and Consent of Bingham McCutchen LLP as to the legality of the securities being registered.

12 Form of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14              Consent of PricewaterhouseCoopers LLP.

16              Power of Attorney.

17 (a)          Form of Proxy Card.

17 (b)          Prospectus and SAI for CGM Capital Development Fund

17 (c)          Annual Report for CGM Capital Development Fund

17 (d)          Prospectus and SAI for CGM Focus Fund

17 (e)          Annual Report for CGM Focus Fund